UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Soliciting Material under §240.14a-12

LEGG MASON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 International Drive Baltimore, Maryland 21202

Dear Fellow Legg Mason Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders. We will hold the meeting at Legg Mason’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland at 10:00 a.m. on Tuesday, July 26, 2016. The attached Notice of Annual Meeting and Proxy Statement describe the business that we will conduct at the meeting and provide information about Legg Mason.

We are pleased to once again this year furnish proxy materials to our stockholders via the Internet. The e-proxy process expedites stockholders’ receipt of proxy materials while lowering the costs and reducing the environmental impact of our Annual Meeting of Stockholders. On or about June 15, 2016, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice contains instructions on how to access our Proxy Statement, Annual Report and other soliciting materials and how to vote. The Notice also contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

Your vote is important and we encourage you to vote promptly. Whether or not you are able to attend the meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet or via the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares can be voted.

We hope that you will attend the meeting, and we look forward to seeing you there. On behalf of the Board of Directors, I extend our appreciation for your continued support.

Sincerely,

JOSEPH A. SULLIVAN

Chairman and Chief Executive Officer

June 15, 2016

Notice of Annual Meeting of Stockholders

Tuesday, July 26, 2016

10:00 a.m. Local Time

100 International Drive, 4th Floor Conference Center, Baltimore, Maryland

To the Stockholders of

LEGG MASON, INC.:

We will hold the Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, at Legg Mason’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland, on Tuesday, July 26, 2016 at 10:00 a.m. to consider and vote upon:

1.	The election of 11 directors named in the Proxy Statement for a one year term;

2.	Re-approval of the Legg Mason, Inc. 1996 Equity Incentive Plan;

3.	An advisory vote to approve the compensation of Legg Mason’s named executive officers;

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as Legg Mason’s independent registered public accounting firm for the fiscal year ending March 31, 2017; and

5.	Any other matter that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 26, 2016, as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

This year, we will again save mailing and printing costs by providing proxy materials to you over the Internet instead of mailing printed copies of those materials to each of our stockholders. On or about June 15, 2016, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our Annual Report online. The Notice also will provide instructions on how to vote via the Internet or by telephone and how to request a paper copy of the proxy materials, if you so desire. Your vote is important and we encourage you to vote promptly whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. Whether you receive the Notice or paper copies of our proxy materials, the Proxy Statement and Annual Report are available to you at www.leggmason.com under the “About–Investor Relations” section.

Your attention is directed to the accompanying Proxy Statement and Annual Report.

June 15, 2016

By order of the Board of Directors,

THOMAS C. MERCHANT

General Counsel and Secretary

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PROXY STATEMENT

The Board of Directors of Legg Mason, Inc. is soliciting proxies from our stockholders. If you grant a proxy, you may revoke it at any time before we exercise it. We are soliciting proxies by mail and MacKenzie Partners, our proxy solicitors, and our officers, directors and other employees may also solicit proxies by telephone or any other means of communication. We will bear the cost of soliciting proxies, including a fee of $15,000, plus expenses, paid to MacKenzie Partners for their services. We may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding the Notice of Internet Availability of Proxy Materials (“Notice”) and other proxy materials to their principals.

In accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing proxy materials, which include our Proxy Statement, to our stockholders over the Internet. If you have received the Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will contain instructions on how to access and review all of the important information contained in the proxy materials. The Notice also provides instructions on how to submit your proxy over the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting the materials.

It is expected that the Notice will be available to stockholders on June 15, 2016.

To be entitled to notice of and to vote at the meeting, you must have been a stockholder of record at the close of business on May 26, 2016. As of the close of business on that date, we had outstanding and entitled to vote 105,110,659 shares of our common stock, $.10 par value, each of which is entitled to one vote.

If you hold shares in your name as a holder of record, you may vote your shares in one of four ways:

•	By Internet: go to www.voteproxy.com and follow the instructions. You will need your Notice or proxy card to vote your shares this way.

•	By telephone: call 1.800.PROXIES (1-800-776-9437) and follow the voice prompts. You will need your Notice or proxy card to vote your shares this way.

•	By mail: request a paper proxy card in accordance with the instructions contained in the Notice and then complete, sign and date the proxy card and return it so that it is received by 11:59 p.m. EDT on July 25, 2016.

•	In person: you may vote in person at the meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting.

If you hold your shares through a securities broker or nominee (in “street name”), you may vote your shares by proxy in the manner described in the Notice provided to you by that broker or nominee.

We must have a quorum of stockholders (at least 50% of all stockholders) present at the annual meeting either in person or represented by proxy in order for any business to be conducted. If a quorum of stockholders is present at the meeting, the following voting requirements will apply:

•	Directors are elected by the vote of a majority of the total votes cast for and affirmatively withheld by the stockholders present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not affect the majority vote for the election of directors. If an incumbent nominee is not elected by the requisite vote, he or she must tender a resignation and the Board of Directors, through a process managed by the Nominating & Corporate Governance Committee, will decide whether to accept the resignation. The Board of Directors will publicly disclose its decision within 90 days after the results of the election are certified.

•	The Legg Mason, Inc. 1996 Equity Incentive Plan will be re-approved if the proposal receives the affirmative vote of a majority of the votes cast, and the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. Therefore, if holders of more than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will not affect the result of the vote. However, if holders of less than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

•	The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of this proposal. The vote on this proposal is advisory only and not binding on Legg Mason.

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PROPOSAL 1	ELECTION OF DIRECTORS

Legg Mason’s Board of Directors (the “Board” or “Board of Directors”) currently consists of 11 directors, which number may be increased or decreased by the Board of Directors. At the 2016 Annual Meeting, 11 directors are to be elected for one-year terms to hold office until the 2017 Annual Meeting and until their successors have been elected and qualified. All nominees are current Legg Mason directors who were elected by stockholders. Following the 2016 Annual Meeting, assuming all the directors nominated are re-elected, Legg Mason’s Board of Directors is expected to consist of 11 directors, 10 of whom will be “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards.

The Board of Directors recommends stockholders vote “FOR” the election of each of the 11 nominees. The Board of Directors has no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors.

The Board of Directors recommends a vote “FOR” the election of each nominated director.

Director Nominees

Robert E. Angelica

Director Since 2007
Age 69

Robert E. Angelica, age 69, has been a director of Legg Mason since February 2007 and is currently engaged in private investment activities. From 1999 through December 2006, Mr. Angelica served as the Chairman and Chief Executive Officer of AT&T Investment Management Corporation (“ATTIMCO”), an asset management subsidiary of AT&T Inc.

Mr. Angelica’s qualifications to serve on our Board include his extensive financial industry knowledge and substantial leadership experience gained while serving as the Chairman and Chief Executive Officer of ATTIMCO, which was responsible for the investment and administration of more than $80 billion of employee benefit plan assets for AT&T Inc. and certain third parties. Mr. Angelica’s diverse experience includes the development of asset allocation policies and strategies, risk management, selection of external investment managers and trustees, in-house asset management, regulatory compliance and accounting and financial reporting. He was awarded the Chartered Financial Analyst designation. Our Board has determined that Mr. Angelica qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Carol Anthony (“John”) Davidson

Director Since 2014
Age 60

Carol Anthony (“John”) Davidson, age 60, has been a director of Legg Mason since May 2014, and is currently engaged in private investment activities. From January 2004 to September 2012, Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd. (“Tyco”). Mr. Davidson has served as a director of DaVita HealthCare Partners, Inc. since December 2010, a director of Pentair Ltd. since October 2012 and a director of T E Connectivity Ltd. since March 2016. Mr. Davidson also serves on the Board of Governors of the Financial Industry Regulatory Authority (“FINRA”). From 2011 to 2015, Mr. Davidson served as a member of the Board of Trustees of the Financial Accounting Foundation, which oversees financial accounting and reporting standard setting processes for the United States.

Mr. Davidson’s qualifications to serve on our Board include his more than 30 years of leadership experience across multiple industries, including his leadership roles at Tyco, six years at Dell Inc., where he held various leadership roles, including vice president, audit, risk and compliance, and vice president, corporate controller and 16 years at Eastman Kodak Company, a provider of imaging technology products and services, in a variety of accounting and financial leadership roles. In addition, Mr. Davidson, a certified public accountant, has a strong track record of implementing governance and controls processes. Our Board has determined that Mr. Davidson qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

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Barry W. Huff

Director Since 2009
Age 72

Barry W. Huff, age 72, has been a director of Legg Mason since June 2009 and is currently engaged in private consulting. After his retirement in May 2008 from Deloitte & Touche USA LLP (“Deloitte”), an accounting firm, until March 2009, Mr. Huff provided consulting services to Deloitte. From 1995 to May 2008, Mr. Huff served as Vice Chairman, Office of the Chief Executive Officer at Deloitte.

Mr. Huff’s qualifications to serve on our Board include his substantial accounting and auditing experience and expertise. Mr. Huff served as Deloitte’s National Managing Director for their Accounting & Auditing Practice in the United States and Chairman of its Global Accounting & Auditing Committee. Mr. Huff’s experience includes oversight and advisory services provided to numerous Deloitte clients in the United States and globally in various industries, including financial services, manufacturing and regulatory, and supervision of risk management activities related to Deloitte’s Accounting & Auditing Practice. Our Board has determined that Mr. Huff, a certified public accountant, qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Dennis M. Kass

Director Since 2013
Age 65

Dennis M. Kass, age 65, has been a director of Legg Mason since April 2013 and served as our independent Chairman from July 2013 until October 2014. Mr. Kass retired in 2012 as Chairman and Chief Executive Officer of Jennison Associates, an asset management company wholly-owned by Prudential Financial, Inc., having served as Chairman and CEO of Jennison Associates from 2003 through 2011. Previously, he had spent more than a decade with JP Morgan’s investment management unit, culminating in the position of Vice Chairman and Chief Fiduciary Officer of JP Morgan Fleming Asset Management. Mr. Kass served in the Reagan Administration from 1985 to 1987 as the Assistant Secretary of Labor for Pension and Welfare Benefits and was a Special Assistant to the President for Policy Development from 1981 to 1982. From 2013 to 2014, Mr. Kass was the Vice Chairman and a Senior Advisor at Ridgeway Partners, an executive search firm. Mr. Kass has served as a director of The Wendy’s Company since December 2015. He is a past trustee and vice chairman of the Financial Accounting Foundation and currently serves as a member of the Advisory Board of Lockheed Martin Investment Management Company, a trustee of Princeton Theological Seminary and on the Advisory Board for Finance and the Global Executive Board of M.I.T.’s Sloan School of Management.

Mr. Kass’ qualifications to serve on our Board include the knowledge and experience gained in the combination of more than 20 years of asset management experience and his public service in the Reagan Administration. In addition, he gained extensive leadership experience serving as the Chief Executive Officer of Jennison Associates and serving on various boards. Our Board has determined that Mr. Kass qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Cheryl Gordon Krongard

Director Since 2006
Age 60

Cheryl Gordon Krongard, age 60, has been a director of Legg Mason since January 2006 and is engaged in private investment activities. Ms. Krongard served as a senior partner of Apollo Management, L.P., a private investment company, from January 2002 to December 2004. From 1994 to 2000, she served as the Chief Executive Officer of Rothschild Asset Management and as Senior Managing Director for Rothschild North America. Additionally, she served as a director of Rothschild North America, Rothschild Asset Management, Rothschild Asset Management BV, and Rothschild Realty Inc. and as Managing Member of Rothschild Recovery Fund. She was elected a lifetime governor of the Iowa State University Foundation in 1997 and has served as Chairperson of its Investment Committee. Ms. Krongard is also a member of the Dean’s Advisory Council, Iowa State University College of Business. Ms. Krongard has served as a director of Air Lease Corporation since December 2013 where she currently serves on the Compensation Committee. Previously, she served as director of US Airways Group Inc. from 2003 until December 2013 and served as a director of Educate, Inc. from 2004 to 2007.

Ms. Krongard’s qualifications to serve on our Board include her asset management expertise and leadership experience serving as a senior executive at large, complex asset management organizations. Ms. Krongard’s experience includes strategic planning, new product development, client relations, marketing and public relations within the financial services sector.

John V. Murphy

Director Since 2013
Age 66

John V. Murphy, age 66, has been a director of Legg Mason since June 2013 and has served as our Lead Independent Director since October 2014. Mr. Murphy is currently engaged in private investment activities. Mr. Murphy was employed by Korn/Ferry International, an executive search firm, from 2010 to 2012. From 2000 to 2009, Mr. Murphy was employed in various senior positions with OppenheimerFunds Inc., an asset management firm, including Chairman, President and Chief Executive Officer. He also served as a director of over 60 mutual funds in the OppenheimerFunds complex. Prior to joining OppenheimerFunds, he spent eight years with MassMutual Financial Group, OppenheimerFunds’ parent company, in a variety of senior roles. Before that, he was a founding principal of Liberty Financial Companies Inc., an investment management firm. He began his career at Arthur Andersen & Co. in 1972 as an accountant.

Mr. Murphy’s qualifications to serve on our Board include the knowledge, leadership and experience gained in over 30 years of experience working in the investment management business and as a Chairman, President and Chief Executive Officer of a large, complex asset management organization. In addition, he gained extensive industry and leadership experience by serving as Chairman and as a member of the Executive Committee and the Board of Governors of the Investment Company Institute.

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John H. Myers

Director Since 2013
Age 70

John H. Myers, age 70, has been a director of Legg Mason since June 2013. Mr. Myers has been a senior advisor to Angelo, Gordon & Co., an investment advisor, since 2007. In 2006, he retired from his role as President and Chief Executive Officer of GE Asset Management, an institutional asset management subsidiary of General Electric Company, after spending almost a decade in that role and a total of almost 40 years in various management positions at the General Electric Company.

Mr. Myers’ qualifications to serve on our Board include the knowledge and experience gained in almost four decades with General Electric, including almost two decades in the asset management business at GE Asset Management. In addition, he gained extensive leadership experience serving as President and Chief Executive Officer of GE Asset Management and serving as a former director of two public companies.

W. Allen Reed

Director Since 2006
Age 69

W. Allen Reed, age 69, has been a director of Legg Mason since April 2006 and served as our independent Chairman from September 2012 through July 2013. From January 2006 to March 2006, Mr. Reed served as Chairman of the Board of General Motors Asset Management Corporation (“GMAMC”), the investment management subsidiary of General Motors Corporation, where he served as Vice President until March 2006. He also served as Chairman of the Board and Chief Executive Officer of General Motors Trust Bank, N.A. until March 2006; as Chief Executive Officer and President of GMAMC and General Motors Investment Management Corporation until December 2005; and as Chairman of the Board and Chief Executive Officer of General Motors Trust Company until March 2006. Mr. Reed served as Senior Advisor to Aetos Capital from 2006 to 2011, as a director of Temple-Inland Industries from 2000 to February 2012 and as a director of General Motors Acceptance Corp from September 1994 to March 2006. Mr. Reed has also served as a director of numerous mutual funds (96 as of December 31, 2015) in the Morgan Stanley mutual funds complex since 2006, and as Chairman of the Investment Committee of the Auburn University Foundation Fund from 2012 to 2014.

Mr. Reed’s qualifications to serve on our Board include his extensive financial and leadership experience serving as a financial officer at Delta Airlines, Hughes Electronics and General Motors, including serving as the Chairman, President and Chief Executive Officer of GMAMC, Chairman and Chief Executive Officer of the General Motors Trust Bank, and Vice President of General Motors Corporation. Mr. Reed’s experience includes running the largest corporate defined benefit fund in the United States at General Motors Corporation. He currently holds the Chartered Financial Analyst designation.

Margaret Milner Richardson

Director Since 2003
Age 73

Margaret Milner Richardson, age 73, has been a director of Legg Mason since November 2003. She is currently engaged in private consulting and investment activities. Ms. Richardson served as a director of Jackson Hewitt Tax Service Inc. from June 2004 through August 2011.

Ms. Richardson’s qualifications to serve on our Board include her experience as a partner of Ernst & Young LLP where she served as the National Director of IRS Practice and Procedure and as an advisor to the Foreign Investment Advisory Council in Russia. Ms. Richardson also served as U.S. Commissioner of Internal Revenue. She has been an attorney for more than 40 years and practiced tax law with Sutherland, Asbill and Brennan in Washington, D.C. Ms. Richardson was a member of the Internal Revenue Service Commissioner’s Advisory Group and chaired the group for a year.

Kurt L. Schmoke

Director Since 2002
Age 66

Kurt L. Schmoke, age 66, has been a director of Legg Mason since January 2002. Since July 2014, Mr. Schmoke has served as President of the University of Baltimore. Mr. Schmoke served as Vice President and General Counsel of Howard University from July 2012 until July 2014. Mr. Schmoke was Dean of the School of Law at Howard University from January 2003 to July 2012. He has been a director of The McGraw-Hill Companies, Inc. (now S&P Global Inc.) since 2003.

Mr. Schmoke’s qualifications to serve on our Board include his substantial education, legal, government regulation and public policy experience. Mr. Schmoke gained his experience serving as the Dean of the Law School at Howard University, partner at the law firm of Wilmer Cutler & Pickering, Mayor of Baltimore, the State’s Attorney for Baltimore, a member of the Council on Foreign Relations and a member of President Jimmy Carter’s domestic policy staff.

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Joseph A. Sullivan

Director Since 2013
Age 58

Joseph A. Sullivan, age 58, has been a director of Legg Mason since February 2013 and has served as our Chairman since October 2014. Mr. Sullivan was elected President, Chief Executive Officer and a member of the Board in February 2013. Before being appointed as President and Chief Executive Officer, Mr. Sullivan served as Interim Chief Executive Officer of Legg Mason from October 1, 2012 to February 11, 2013. Prior to that, Mr. Sullivan oversaw the global distribution operations of Legg Mason. He was elected Senior Executive Vice President of Legg Mason in September 2008 and until January 2011 was responsible for overseeing administrative functions as Chief Administrative Officer. From December 2005 to September 2008, he was responsible for overseeing the fixed income capital markets operations of Stifel Nicolaus, a broker-dealer. From 1993 to December 2005, he oversaw the fixed income capital markets operations of Legg Mason Wood Walker, the company’s broker-dealer subsidiary that was sold in December 2005.

Mr. Sullivan’s qualifications to serve on our Board include a combination of his management skills and professional experience. Mr. Sullivan has more than 30 years of industry experience, including serving as Chief Executive Officer, Head of Global Distribution and Chief Administrative Officer of Legg Mason and senior roles at a number of other firms. Mr. Sullivan served on the board of directors of Stifel Financial Corp. from December 2005 to September 2008.

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Committees of the Board—Board Meetings

Our Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, a Nominating & Corporate Governance Committee and a Risk Committee. Below is a summary of our committee structure and membership information. The current charters for these committees, as approved by our Board of Directors, are on, and may be printed from, our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We will provide a copy of these charters, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202. The membership of the Board’s standing committees is as follows:

Nominating &
Corporate
	Audit	Compensation	Finance	Governance	Risk
Director	Committee	Committee	Committee	Committee	Committee
Robert E. Angelica	M				C
Carol Anthony (“John”) Davidson	M				M
Barry W. Huff	C		M		M
Dennis M. Kass	M	M	M
Cheryl Gordon Krongard		C	M	M
John V. Murphy		M	M	C
John H. Myers		M		M
W. Allen Reed			C	M	M
Margaret Milner Richardson	M				M
Kurt L. Schmoke		M		M
Joseph A. Sullivan			M
C—Chairman
M—Member

During the fiscal year ended March 31, 2016, our Board of Directors met five times, our Audit Committee met five times, our Compensation Committee met seven times, our Finance Committee met five times, our Nominating & Corporate Governance Committee met three times and our Risk Committee met four times. While we have no formal policy on the matter, directors are generally expected to attend our Annual Meeting of Stockholders. All of our directors attended our 2015 Annual Meeting of Stockholders, other than Dennis M.Kass and Margaret Milner Richardson. During fiscal year 2016, each of our directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings of each committee on which he or she served during the period.

Audit Committee

The Audit Committee’s responsibilities include assisting the Board with the oversight of our financial accounting and reporting to stockholders. Its duties include:

•	selecting and compensating the independent registered public accounting firm (“Independent Auditors”);

•	providing oversight of the work of the Independent Auditors and reviewing the scope and results of the audits conducted by them;

•	ensuring the regular rotation of the lead audit partner and selecting, reviewing and evaluating the lead audit partner;

•	reviewing the activities and performance of our internal auditors;

•	discussing with Independent Auditors, internal auditors and management the organization and scope of our internal system of accounting and financial controls; and

•	reviewing and discussing certain matters that may have a material impact on our financial statements, including litigation and legal matters and critical accounting policies and estimates.

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Our Board of Directors has determined that each of Messrs. Angelica, Davidson, Huff and Kass qualifies as an “audit committee financial expert” as defined by the SEC. Our Board of Directors has also determined that all members of our Audit Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable SEC rules. The Audit Committee satisfies the requirements of SEC Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Rule 10A-3 establishes standards relating to audit committees in the following areas: the independence of audit committee members; the audit committee’s responsibility to select and oversee the company’s independent auditor; procedures for handling complaints regarding the company’s accounting practices; the authority of the audit committee to engage advisors; and funding for the independent auditor and any outside advisors engaged by the audit committee.

Compensation Committee

The Compensation Committee’s responsibilities include determining the compensation of our Chief Executive Officer (subject to the approval of our non-employee directors), approving the compensation of our other executive officers and recommending to our Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee also serves as the administrative committee of several of our employee benefit plans. Each of our Compensation Committee members is a “non-employee director” as defined in the SEC rules under Section 16 of the Exchange Act, and is an “outside director,” as defined by Section162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Our Board of Directors has determined that all of the members of our Compensation Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable New York Stock Exchange rules.

Finance Committee

The Finance Committee’s responsibilities include reviewing and making recommendations to the Board of Directors regarding the principal terms and conditions of debt or equity securities to be issued by Legg Mason; financial considerations relating to the acquisition of businesses or operations, the entry into joint ventures or the divestiture of company operations that require Board approval; and significant financial transactions involving the economic arrangements with the senior executives of a Legg Mason subsidiary.

Our Board of Directors has determined that a majority of the members of our Finance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee’s responsibilities include identifying qualified director nominees, nominating director candidates, recommending director committee assignments, developing and recommending to our Board of Directors corporate governance principles and a corporate code of conduct and reviewing, assessing and making reports and recommendations to the Board of Directors, as appropriate on Legg Mason’s talent development and executive succession planning. In addition, the Nominating & Corporate Governance Committee, together with the Lead Independent Director, conducts the Board’s annual evaluation process.

Our Board of Directors has determined that all of the members of our Nominating & Corporate Governance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Risk Committee

The Risk Committee’s responsibilities include assisting the Board in its oversight of Legg Mason’s enterprise risk management activities. Its duties include reviewing management’s activities to establish and maintain an appropriate environment and culture for sound business risk practices, reviewing Legg Mason’s enterprise risk management program and reviewing and discussing with members of management Legg Mason’s risk tolerance, its major risk exposures and the steps management has taken to monitor and manage those exposures.

Our Board of Directors has determined that all of the members of our Risk Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

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Board Role in Risk Oversight

The Board is primarily responsible for the oversight of Legg Mason’s risk management activities. The Risk, Compensation, Finance, Audit and Nominating & Corporate Governance Committees assist the Board in fulfilling this important role. The Risk Committee oversees Legg Mason’s enterprise risk management activities. The Compensation Committee oversees the relationship between risk and executive compensation. The Finance Committee reviews potential risks related to significant transactions under consideration by Legg Mason. The Audit Committee monitors our system of disclosure controls and procedures and internal controls over financial reporting, reviews contingent financial liabilities and oversees our employee reporting hotline. The Nominating & Corporate Governance Committee is focused on overseeing risks related to succession and other corporate governance matters. The committees of the Board of Directors work together to help ensure that all committees have received all information necessary to permit them to fulfill their duties and responsibilities with respect to the activities of those committees that relate to the oversight of the management of risks.

The responsibility for day-to-day management of risk lies with our management. Management has an enterprise risk management program that is overseen by our Chief Risk Officer. The Risk Committee, among other things, reviews and discusses with management reports from our Chief Risk Officer and other members of management regarding the company’s risk management activities, including management’s assessment of our major risk exposures and the steps taken to monitor and manage those exposures and the risk management activities of each of our significant asset management subsidiaries.

Relationship of Compensation and Risk

We conduct the majority of our business through our asset managers which are individual businesses. Each asset manager generally focuses on a portion of the asset management industry in terms of the types of assets managed (primarily equity or fixed income), the types of products and services offered, the investment styles utilized, the distribution channels used, and the types and geographic locations of its clients. Each of our primary asset managers is generally operated as a separate entity that typically markets its products and services under its own brand name. Certain distribution functions are often provided by the parent company and other affiliates. Consistent with this approach, we have revenue sharing arrangements in place with six of our asset managers and/or certain of their key officers. Pursuant to these revenue sharing arrangements, a specified percentage of the asset manager’s revenues, net of certain third party distribution expenses, is required to be distributed to us and the balance of the revenues (or net revenues) is retained to pay operating expenses, including salaries and bonuses, but excluding certain expenses such as amortization of acquired intangible assets and income taxes. Specific compensation allocations are determined by the asset manager’s management, subject to corporate management approval in certain cases. Our asset managers and other business units that do not operate under revenue sharing arrangements utilize a variety of discretionary or formulaic incentive compensation determinations. In addition, the management teams of three of our affiliates hold significant equity interests in the applicable company, which helps to align the interests of the management of those three affiliates with the interests of our shareholders. In addition, the asset management industry in which we operate tends to be a long-term business, as investment performance over multi-year periods is a critical competitive element of the business. Also, as is typical in the asset management business, and unlike other financial services companies, we are not exposed to the short-term risks arising from proprietary trading because we do not engage in proprietary trading.

The executive officer compensation program is structured in a manner intended to mitigate against providing incentives for inappropriate risk taking. The executive officers’ salaries are fixed in amount. Incentive compensation is linked to overall corporate performance and a substantial portion of compensation is in the form of long-term equity awards that further align executives’ interests with those of Legg Mason’s stockholders. The value of equity awards is tied to Legg Mason’s stock price. These awards do not encourage excessive or inappropriate risk taking given that the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance. As part of fiscal year 2016 incentive compensation, we awarded performance share units that will result in payout only based on relative performance over a three year period ending March 31, 2019. We believe our incentive award program, coupled with our stock ownership guidelines and anti-hedging and pledging policies for executives, create important linkages between the financial interests of our executives and the long-term performance of Legg Mason and help to protect against any incentive to disregard risks in return for potential short-term gains. Moreover, the Compensation Committee considers several performance metrics in establishing the executive compensation pool each year, so no one metric creates an undue reward that might encourage excessive risk taking. The executive compensation incentive pool amount is also subject to adjustment in the discretion of the Compensation Committee based on the performance metrics and any qualitative factors established by the Committee for use as a basis for revising the pool amount.

To further ensure the alignment of compensation with long-term performance, we have adopted a policy for the clawback of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a restatement of our financial results or if a named executive officer is terminated for cause. Additional information on our executive officer compensation practices is discussed below under “Executive Compensation—Compensation Discussion and Analysis.”

We have considered the risks created by our compensation policies and practices, including mitigating factors, and, based on this review, do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the company. This conclusion is supported by the work of a committee consisting of representatives from our finance, human resources, legal and enterprise risk management departments, which evaluates whether our compensation policies and practices are reasonably likely to have a material adverse effect on Legg Mason.

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Compensation Consultant to the Compensation Committee

For fiscal year 2016, the Compensation Committee retained Semler Brossy Consulting Group, LLC, an independent executive compensation consulting firm, to provide compensation consulting services. As directed by the Compensation Committee, Semler Brossy provides counsel on compensation-related issues and executive officer compensation and non-employee director compensation, and guidance on best practices and market and regulatory developments. Semler Brossy did not provide additional consulting or other services to management or Legg Mason subsidiaries during fiscal year 2016.

Board Leadership Structure

The Board is responsible for determining its leadership structure. The current Chairman, Joseph A. Sullivan, is also our President and Chief Executive Officer. John V. Murphy is our Lead Independent Director. The Board believes that Legg Mason and its stockholders are best served by maintaining the flexibility to have any person serve as Chairman of the Board based on what is in the best interests of the company and its stockholders at a given point in time. As a result, the Board does not support placing restrictions on who may serve as Chairman and future facts and circumstances may warrant a different leadership structure to best serve Legg Mason and its stockholders. While the roles of Chairman of the Board and Chief Executive Officer previously were separated during a period of leadership transition beginning in September 2012, when Mr. Sullivan became interim Chief Executive Officer, the Board has determined that the current leadership structure is appropriate to provide a consistent and unified focal point of leadership for Legg Mason and facilitate frequent and effective communication between the Board and management.

In order to ensure independent leadership on the Board, our Corporate Governance Principles provide for a Chairman and/or a Lead Independent Director. The duties of the Chairman, independent or non-independent, are delegated by the Board. The duties of an independent Chairman include presiding over meetings of our Board and stockholders and providing oversight and assistance to our executive management team. In addition, the duties of an independent Chairman will include those of the Lead Independent Director. When the Chairman is not independent, the duties of the Lead Independent Director include, but are not limited to, the approval of agendas and schedules for Board meetings to ensure there is sufficient time to address all agenda items, acting as a liaison between the Chief Executive Officer and the independent directors and serving as the chair for executive sessions of the independent directors.

The Board believes that the combined Chairman and Chief Executive Officer structure allows for robust and frequent communication between the Board and Legg Mason’s management team. To facilitate coordination with the independent directors and to ensure the exercise of independent judgment by the Board of Directors, the Board appointed John V. Murphy to serve as the Lead Independent Director. Mr. Murphy is also the Chair of the Nominating & Corporate Governance Committee. The Lead Independent Director’s duties include:

•	presiding at meetings of the Board in the absence of or at the request of the Chairman of the Board, or in any situation in which the Chairman of the Board may be perceived to have a conflict;

•	coordinating the flow of information to and among independent directors;

•	reviewing and approving all Board meeting agendas;

•	soliciting from other independent directors comments or suggestions related to Board operations, including the flow of information to directors, the setting of meeting agendas and the establishment of the schedule of Board meetings and communicating those suggestions to the Chairman;

•	serving as the liaison between the independent directors and the Chairman and as the representative of the independent directors in communications with the Chairman of the Board and management outside of regular Board meetings;

•	leading, with the assistance of the Nominating & Corporate Governance Committee, the Board’s annual evaluation process;

•	serving as liaison and providing direction to advisers and consultants retained by the independent directors; and

•	assisting the Chairman of the Board in integrating into the Board newly elected independent directors.

The Lead Independent Director also has the authority to call additional meetings of the independent directors and is available for consultation or direct communication with major stockholders. Each of these responsibilities is set out in Legg Mason’s Corporate Governance Principles.

In order to further enhance the independence of the Board from management, the Board believes that a substantial majority of the Board should consist of independent directors. Our Corporate Governance Principles provide that at least three-quarters of the Board members should qualify as independent directors at any time. Other than Mr. Sullivan, all of our current directors are independent, as determined in accordance with New York Stock Exchange Listing Standards.

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Compensation of Directors

Directors who are Legg Mason employees do not receive compensation for their services as directors. The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. As part of this review, the Compensation Committee consults with its compensation consultant to determine the reasonableness and adequacy of our non-employee director compensation. The following table outlines the regular compensation that is paid to our non-employee directors:

Compensation Element	Amount of Compensation
Cash Retainers
Annual Board Retainer	$50,000
Lead Independent Director	$25,000
Audit Committee Chairman Retainer	$17,500
Nominating & Corporate Governance, Compensation,
Finance and Risk Committee Chairmen Retainers	$10,000
Meeting Fees
Board Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended beginning with the sixth meeting in the year
Committee Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended
Equity Awards
Annual Board Award(1)	$125,000
Initial Board Election Award(1)	$125,000

(1)	Under the terms of the Legg Mason, Inc. Non-Employee Director Equity Plan, as amended, each of our non-employee directors receives, on the 31st day after he or she is first elected as a director, and on the date of each subsequent Annual Meeting of Stockholders, his or her choice of: (i) a grant of shares of common stock that have a market value, on the grant date, of $125,000; (ii) a grant of shares of common stock that have a market value, on the grant date, of $75,000, plus $50,000 in cash; or (iii) a grant of restricted stock units equal to the number of shares of common stock that have a market value, on the grant date, of $125,000.

We also reimburse each of our non-executive directors for their travel expenses incurred in connection with attendance at Board and Committee meetings. Following a review of the compensation of our non-employee directors, the Board, based on a recommendation of the Compensation Committee, has determined that fees for non-employee directors will remain unchanged for fiscal year 2017.

Restricted stock units granted under the Legg Mason, Inc. Non-Employee Director Equity Plan are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the recipient stops serving as a director of Legg Mason. The number of restricted stock units credited to a director will be increased to reflect all dividends paid on common stock based on the market price of a share of common stock on the dividend payment date. The restricted stock units and shares of common stock are not subject to vesting. The plan covers an aggregate of 625,000 shares of common stock.

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Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors during fiscal year 2016.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)		All Other Compensation ($)(2)	Total ($)
Robert E. Angelica	127,000	(3)	75,002	(4)	–	202,002
Carol Anthony “John” Davidson	67,000		125,003	(5)	4,903	196,906
Barry W. Huff	141,500	(3)	75,002	(4)	–	216,502
Dennis M. Kass	74,000		125,003	(5)	–	199,003
Cheryl Gordon Krongard	86,000		125,003	(5)	–	211,003
John V. Murphy	110,000	(6)	125,003	(5)	–	235,003
John H. Myers	68,000		125,003	(5)	–	193,003
W. Allen Reed	82,000		125,003	(5)	–	207,003
Margaret M. Richardson	65,000		125,003	(5)	13,263	203,266
Kurt L. Schmoke	66,000		125,003	(5)	19,120	210,123

(1)	In addition, non-employee directors receive reimbursement of actual expenses incurred for attendance at meetings or participating in company business.
(2)	Represents dividend equivalents paid on restricted stock units and reinvested in additional restricted stock units.
(3)	Includes $50,000 paid as a portion of the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(4)	Represents value of 1,575 shares of common stock granted on July 28, 2015, as a portion of the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(5)	Represents value of 2,625 restricted stock units or shares of common stock granted on July 28, 2015 for the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(6)	Includes $25,000 paid for the Lead Independent Director Retainer.

As of March 31, 2016, our non-employee directors held the following unexercised stock options and restricted stock units:

Name	Unexercised Stock Options (#)	Restricted Stock Units (#)
Robert E. Angelica	–	–
Carol Anthony “John” Davidson	–	7,778
Barry W. Huff	–	–
Dennis M. Kass	–	–
Cheryl Gordon Krongard	–	–
John V. Murphy	–	–
John H. Myers	–	–
W. Allen Reed	–	–
Margaret Milner Richardson	–	18,908
Kurt L. Schmoke	–	26,706

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CORPORATE GOVERNANCE

Corporate Governance Principles

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted Corporate Governance Principles. These Corporate Governance Principles address, among other things, the following key corporate governance topics: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and our policy regarding annual performance evaluations of the Board of Directors. A copy of these Corporate Governance Principles is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We will provide a copy of the Corporate Governance Principles, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Code of Conduct

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted a corporate Code of Conduct that applies to all directors, officers and employees of Legg Mason and its subsidiaries. The Code of Conduct addresses the following important topics, among others: conflicts of interest; corporate opportunities; confidentiality of information; fair dealing; protection and proper use of Legg Mason’s assets; compliance with laws, rules and regulations (including insider trading laws); and encouraging the reporting of any illegal or unethical behavior. A copy of the Code of Conduct is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We intend to satisfy any disclosure requirement regarding any amendment to, or waiver of, our Code of Conduct by posting the information on our corporate website. Legg Mason maintains an employee reporting hotline where employees can anonymously submit a complaint or concern regarding compliance with applicable laws, rules, regulations or the Code of Conduct as well as accounting, auditing, ethical or other concerns. We will provide a copy of the Code of Conduct, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Independent Directors

The Board of Directors has made determinations as to the independence of each of our non-employee directors and concluded that all of our non-employee directors qualify as independent directors under the standards promulgated by the NYSE. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with Legg Mason. As part of its determination, the Board considered the transactions and relationships described below under “Compensation Committee Interlocks and Insider Participation” and “Certain Relationships and Related Transactions” and applied our Policy Regarding Director Independence Determinations as adopted by the Board, which includes categorical standards to assist the Board of Directors in making independence determinations and specifies the types of relationships that are deemed not material and, therefore, not considered each year. A copy of the Policy Regarding Director Independence Determinations is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section.

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Director Nomination Process

The Nominating & Corporate Governance Committee will consider all qualified candidates for seats on our Board of Directors identified by members of the committee, by other members of the Board of Directors, by our management and by our stockholders.

The Board of Directors has set minimum qualification requirements for director nominees in our Corporate Governance Principles. Director nominees are required to possess a broad range of skills, expertise, industry or other knowledge and business or other experience that will be useful to the company. The Nominating & Corporate Governance Committee will review each candidate’s biographical information and determine whether the candidate meets these minimum qualification requirements.

After the Nominating & Corporate Governance Committee has determined that a candidate meets the minimum qualification requirements, the committee will determine whether to nominate the candidate to our Board of Directors. In making this determination, the Nominating & Corporate Governance Committee will consider a number of factors, including:

•	the current size of the Board of Directors, and whether vacancies on the Board are anticipated;

•	the candidate’s judgment, character, expertise, skill, knowledge, experience and collegiality;

•	the overall diversity of perspectives, backgrounds and experiences of the current directors;

•	whether the candidate has special skills, expertise or a background that add to and complement the range of skills, expertise and background of the existing directors; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors involves the exercise of judgment and cannot be measured in any mathematical or formulaic way.

The Board of Directors seeks diversity of perspectives, backgrounds and experiences among its members. When considering prospects for possible recommendation to the Board, increasing diversity of backgrounds and experiences is a factor considered by the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee reviews available information regarding each potential candidate, including character, experience, qualifications, attributes, skills, gender, race and ethnicity.

Our Amended and Restated Bylaws provide written procedures by which stockholders may recommend nominees to our Board of Directors. The Nominating & Corporate Governance Committee will consider nominees recommended by our stockholders under the same procedure used for considering nominees recommended by other directors or management. The Nominating & Corporate Governance Committee will consider nominee recommendations from stockholders for the next annual meeting of stockholders if it receives the recommendation no later than the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement or Notice of Internet Availability of Proxy Materials (i.e., by February 15, 2017 for a recommendation in 2017). Stockholders who would like to propose a director candidate for election to our Board of Directors at an annual meeting of stockholders must deliver written notice to our Corporate Secretary between the 150th day and 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement (i.e., between January 16, 2017 and February 15, 2017 for nomination in 2017). If we advance or delay our annual meeting by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice must be delivered between the 150th day prior to the date of the annual meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting. Notice from a stockholder nominating a director must include the following:

•	the name, age, business address and residence address of the recommending stockholder;

•	the class, series and number of all shares of stock of Legg Mason that the recommending stockholder beneficially owns;

•	the date the shares were acquired and the investment intent behind the acquisition; and

•	all other information about the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee’s written consent to being named in the proxy as a nominee and to serve as a director if elected).

We may require that a proposed director nominee furnish other information to enable the Nominating & Corporate Governance Committee to determine the nominee’s eligibility to serve. The Nominating & Corporate Governance Committee will consider a nomination as it deems appropriate in its discretion. However, a nomination that does not comply with the requirements discussed above may not be considered. Any nominations should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

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Policies and Procedures Regarding Related Party Transactions

Under our written policies and procedures regarding related party transactions, the Nominating & Corporate Governance Committee must approve all related party transactions between Legg Mason or one of its subsidiaries and a director, executive officer or immediate family member of a director or executive officer that would be required to be disclosed in our proxy statements. The policy also authorizes the Chairman of the Nominating & Corporate Governance Committee to approve, or reject, proposed related party transactions subject to ratification by the full committee at its next regularly scheduled meeting. The Nominating & Corporate Governance Committee uses its business judgment in deciding whether to approve related party transactions.

Board of Directors Evaluations

To ensure that the Board of Directors and each committee functions effectively, annual self-evaluations are conducted to identify and assess areas for improvements. The assessments focus on the performance, effectiveness, process and composition of the Board of Directors and each committee. The Lead Independent Director leads the Board of Directors’ evaluation process and shares the results of the evaluations and feedback received with the Board. The chair of each committee leads the evaluation process for that committee and shares the results with the other committee members and the Board.

Executive Sessions

Executive sessions of our non-employee directors are held in conjunction with each regular Board of Directors meeting and may be held at other times as circumstances warrant. Our Chairman or Lead Independent Director, as applicable, chairs these executive sessions. John V. Murphy currently serves as our Lead Independent Director.

Stockholder Engagement

During fiscal year 2016, Legg Mason conducted a mid-year stockholder engagement program. The purpose of the program is to gain insights about the preferences and viewpoints of our largest stockholders on various corporate governance topics generally and our practices and outcomes specifically. In addition, we utilize this program to share certain of our compensation and corporate governance developments of interest to stockholders. When relevant, we intend to seek stockholder feedback or support for actions that management and the Board may be considering. This year, our conversations with stockholders focused primarily on board composition (diversity of experience and skill sets) and proxy access.

Communications

All interested parties who wish to communicate with our Board of Directors, the Chairman of the Board, the Lead Independent Director or our non-employee directors as a group may do so by addressing their written correspondence to the director or directors, c/o Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202. Our Corporate Secretary will forward all correspondence received from stockholders or other interested parties to the director or directors to whom it is addressed.

The Audit Committee has developed procedures for the receipt, retention and treatment of complaints received by Legg Mason regarding accounting, internal accounting controls, or auditing matters. Any such complaints or concerns should be sent by mail to the Chairman of the Audit Committee, c/o Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

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SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the ownership of Legg Mason common stock as of May 26, 2016 by each of our directors, each individual named in the Summary Compensation Table, all of our executive officers and directors as a group, and each person who, to the best of our knowledge, beneficially owned more than five percent of the outstanding common stock.

Name of Owner	Common Stock Beneficially Owned(1)(2)		Percent of Outstanding Common Stock(2)
Shanda Group	10,526,153	(3)	10.01%
The Vanguard Group Inc.	9,519,815	(4)	9.06%
GAMCO Asset Management Inc.	6,616,299	(5)	6.29%
BlackRock, Inc.	6,053,881	(6)	5.76%
JPMorgan Chase & Co.	5,420,357	(7)	5.16%
Joseph A. Sullivan	1,138,699	(8)(9)	1.08%
Terence Johnson	246,350	(8)	*
Peter H. Nachtwey	222,829	(8)	*
Thomas C. Merchant	96,356	(8)	*
Thomas K. Hoops	90,188	(8)	*
W. Allen Reed	43,813		*
Kurt L. Schmoke	32,942	(10)	*
Cheryl Gordon Krongard	29,994		*
Margaret Milner Richardson	27,104	(10)	*
Dennis M. Kass	24,378		*
Robert Angelica	19,527		*
Barry W. Huff	19,067		*
John V. Murphy	17,707		*
John H. Myers	15,207		*
Carol Anthony (“John”) Davidson	7,825	(10)	*
All current executive officers and directors as a group (16 persons)	2,064,037		1.94%

*	Less than 1%.
(1)	Except as otherwise indicated and except for shares held by members of an individual’s family or in trust, all shares are held with sole dispositive and voting power.
(2)	Includes, for the individuals listed below, the following number of shares subject to options exercisable within 60 days from May 26, 2016:

Name	Number of Shares
Joseph A. Sullivan	786,841
Terence Johnson	140,833
Peter H. Nachtwey	102,377
Thomas C. Merchant	47,768
Thomas K. Hoops	12,410
All current executive officers and directors as a group (16 persons)	1,106,089

Also includes for the individuals listed below, the following number of deferred but vested restricted stock units:

Name	Number of Shares
Joseph A. Sullivan	27,656
Peter H. Nachtwey	7,332
Thomas C. Merchant	2,162
All current executive officers and directors as a group (16 persons)	37,150

(3)	Represents shares beneficially owned by Shanda Group, 8 Stevens Road, Singapore 257819, in its capacity as a holding company and for certain investment vehicles managed by it. Mr. Tianqiao Chen is the Chairman and Chief Executive Officer of the Shanda Group and controls each of Shanda Media Limited, Premium Lead Company Limited, Shanda Technology Overseas Capital Company Limited and Shanda Payment Investment Limited, the investment vehicles which hold shares of Legg Mason common stock. The number of shares in the preceding information is based upon a Schedule 13D report filed by Shanda Group reporting ownership as of April 11, 2016. The percentages are based on Legg Mason’s outstanding shares as of May 26, 2016.

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(4)	Represents shares held by The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, in its capacity as investment advisor. 9,319,083 of the shares are held with sole dispositive power and 200,732 of the shares are held with shared dispositive power. 190,032 of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by The Vanguard Group reporting ownership as of December 31, 2015. The percentages are based on Legg Mason’s outstanding shares as of May 26, 2016.
(5)	This information is based on the Schedule 13D report filed with the SEC on February 11, 2013 for shares held on February 8, 2013 by Mario J. Gabelli and the following entities which he directly or indirectly controls or for which he acts as Chief Investment Officer: Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli Securities, Inc., Gabelli Foundation, Inc., MJG Associates, Inc., MJG-IV Limited Partnership, GGCP, Inc. and GAMCO Investors, Inc. In the aggregate, 6,616,299 of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power and 6,171,799 of the shares are held with sole voting power and none of the shares are held with shared voting power. The Reporting Persons do not admit that they constitute a group. The address of Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli Securities, Inc. and GAMCO Investors, Inc. is One Corporate Center, Rye, New York 10580. The address of MJG Associates, Inc., MJG-IV Limited Partnership and GGCP, Inc. is 140 Greenwich Avenue, Greenwich, CT 06830. The address of Gabelli Foundation, Inc. is 165 West Liberty Street, Reno, Nevada 89501. The percentages are based on Legg Mason’s outstanding shares as of May 26, 2016.
(6)	Represents shares held by BlackRock, Inc., 40 East 52nd Street, New York, NY 10022, in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. All of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by BlackRock, Inc. reporting ownership as of December 31, 2015. The percentages are based on Legg Mason’s outstanding shares as of May 26, 2016.
(7)	Represents shares held by JPMorgan & Chase Co., 270 Park Avenue, New York, NY 10017, in its capacity as investment advisor. 5,366,090 of the shares are held with sole dispositive power and 579 of the shares are held with shared dispositive power. 5,208,058 of the shares are held with sole voting power and 4,592 are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by JPMorgan & Chase Co, reporting ownership as of December 31, 2015. The percentages are based on Legg Mason’s outstanding shares as of May 26, 2016.
(8)	Includes for the individuals listed below, the following number of shares of restricted stock and/or restricted stock units. Shares of restricted stock are not held with voting rights and cannot be transferred.

Name	Number of Shares
Joseph A. Sullivan	109,882
Terence Johnson	43,096
Peter H. Nachtwey	32,383
Thomas C. Merchant	13,914
Thomas K. Hoops	39,174

(9)	Does not include 5,164.4373 units of the Legg Mason Common Stock Fund held in the Legg Mason Profit Sharing and 401(k) Plan and Trust which translate into 3,036.7279 shares of common stock.
(10)	Includes for the individuals listed below, the following number of restricted stock units. Restricted stock units are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the individual stops serving as a director of Legg Mason.

Name	Number of Restricted Stock Units
Kurt L. Schmoke	26,866
Margaret Milner Richardson	19,021
Carol A. Davidson	7,825

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

FISCAL YEAR 2016 PAY WELL ALIGNED WITH PERFORMANCE AND REFLECTS DISAPPOINTING FINANCIAL RESULTS DESPITE EXECUTION ON STRATEGIC PRIORITIES

•	Total CEO compensation down 20%
Other named executive officers compensation down 6-9% (6-17% giving effect to impact of exchange rates)

•	CEO paid below peer group median, with variable pay constituting 94% of his total direct compensation of $8,800,000 for fiscal year 2016, which was down $2,200,000 from fiscal year 2015

•	CEO’s annual incentive award was paid 60% in equity and 40% in cash

•	Equity awards allocated equally among RSUs, stock options and performance share units which vest based on relative TSR over a three year period

Metrics Link Pay to Strategic Goals and Performance

•	Absolute performance metrics included: Global distribution unit gross sales, as well as flows, net revenues and earnings per share

•	Relative performance metrics included: Organic growth rate, net income growth and one year total stockholder return

Sound Compensation Practices

•	Pay practices aligned with stockholder interests, with significant variable component for named executive officer pay

•	Compensation Committee continually assesses performance relative to Legg Mason’s goals and competitors’ performance

•	Metrics reviewed annually for rigor and relevance

Strategic Accomplishments Amidst Challenging Industry Headwinds

•	Announced three acquisitions and a strategic investment which expand our investment capabilities and fill key product gaps identified by management and approved by our Board as strategic priorities

•	Implemented a management equity plan and enhanced revenue sharing arrangements at Royce & Associates to support that investment affiliate’s repositioning

•	Expanded investment product offerings by entering the exchange-traded fund (“ETF”) market and by commercializing multiple products across investment affiliates, investment strategies and markets

•	Continued to calibrate costs and diversify our business amidst volatile markets and investor reallocations of assets industry-wide, impacting active asset managers

Stockholders Demonstrate Support for Legg Mason Pay Practices and Outcomes

•	Strong support historically on stockholders’ advisory vote on named executive officer compensation

•	Stockholder outreach in fiscal year 2016 provided insights on stockholders’ views and affirmed support for Legg Mason’s pay practices among stockholders with whom we engaged

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Fiscal Year 2016 Performance Results

Performance for the year included1:

1	Please also see management’s discussion and analysis of financial condition and results of operations in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

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Relationship between Company Performance and Executive Compensation

Our performance assessment framework and executive compensation program are designed to link pay and performance.

Executive Compensation Program Design

The only fixed component of compensation is base salary, which ranges from 6-21% of total direct compensation for our named executive officers.

Annual performance drives the payment of annual incentive compensation, which is divided into a current cash payment, an award of stock options and restricted stock units that vest over a four year period, and an award of performance share units that vest at the end of a three year period. Long-term performance as reflected in relative total stockholder return drives the ultimate payout of the performance share units.

Performance Assessment

The Compensation Committee of our Board of Directors (the “Committee”) uses a comprehensive process to continually assess performance, which includes frequent dialogue with management about financial performance relative to our goals and relative to the performance of competitors, and assessment of corporate and individual executive accomplishments.

The Committee, in consultation with its independent compensation consultant, considers our pay-for-performance alignment when making executive compensation decisions. This consideration includes reviewing the relationship of Legg Mason performance and executive pay levels as compared to that of competitors.

OUR STRATEGIC PROGRESS

FOCUSED STRATEGY

Our strategy is straightforward and focused: to provide global investors with more diversified choices of investment strategies, products, vehicles and access.

To advance this strategy, we announced four significant acquisitions or strategic investments in fiscal year 2016 that expand our opportunities to launch differentiated products to meet investor needs, and we continued to enhance our investment capabilities and improve our global distribution through multiple product launches, entry into new markets such as ETFs, new solutions-based selling techniques and expanded use of sales analytics.

KEY STRATEGIC OPERATING PRIORITIES

•	Investment products

•	Investment performance

•	Distribution

•	Productivity

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Executive Compensation Practices

Below we highlight certain executive compensation practices we employ to align executive compensation with stockholder interests. Also listed below are certain compensation practices we do not employ because we do not believe they would serve our stockholders’ long-term interests.

What We Do
Pay for Performance. We tie annual pay to objective absolute and relative performance metrics with a focus on top line growth, bottom line growth and long term value, including our fiscal year 2016 global distribution unit gross sales, net long-term AUM flows, net revenues (total gross revenues less distribution expenses), earnings per share, adjusted income, global distribution unit earnings contribution, relative organic growth rate, relative net income growth and relative one year total stockholder return. We tie performance share unit vesting and payout to relative total stockholder return over a three year period. A significant portion of our executives’ potential compensation, ranging from 79-94% depending on the named executive officer, is not guaranteed but is tied to financial and stockholder performance. The Committee and its independent compensation consultant evaluate the alignment of pay and performance relative to our peer group, prior to the Committee making executive compensation determinations.
Total Stockholder Return Metric. Linking executive compensation to stockholder performance is important, so relative total stockholder return is considered in determining annual incentive awards and performance share unit vesting and payouts. Further, stock options and restricted stock units are annually awarded based on performance prior to the award, and the realized value of those awards to the executives is ultimately based on share price performance during the vesting period after the award is made.
Executive Stock Ownership Guidelines. Executives are expected to own shares in Legg Mason common stock with a value equal to at least two to eight times base salary, depending on position.
Equity Award Retention Policy. Executives are required to retain 50% of the net after-tax shares received from all equity awards until they have reached the ownership levels set out in the stock ownership guidelines.
Vesting Period on Equity Awards. Restricted stock units and stock option awards granted under the annual incentive plan have relatively long four year ratable vesting periods.
Clawback Policy. We can recover incentive compensation awarded to a named executive officer where the officer’s fraud or willful misconduct led to a material restatement of financial results or if the executive is terminated for cause.
Review Tally Sheets. We review tally sheets which provide a comprehensive view of an executive’s historical compensation and equity holdings for each of our executive officers prior to making annual executive compensation decisions.
Stockholder Engagement. We engaged with our top stockholders outside of proxy season to gain insights about their views on helpful disclosures and executive compensation generally, and our practices and outcomes specifically, and to share information that we think might be of interest to stockholders about our compensation and governance practices and policies.
Prohibit Hedging or Pledging. We prohibit our executive officers or directors and their related accounts from engaging in pledging or transactions that have the effect of hedging the market value of Legg Mason securities.

What We Don’t Do
No Severance Agreements. We do not provide our named executive officers with employment agreements that provide severance payments, medical or insurance benefits or any other perquisites in the event the executive is terminated or resigns. Severance decisions are made when an executive’s employment ends.
No Repricings. Our stock incentive plans and NYSE Listing Standards prohibit us from repricing options without stockholder approval.
No Income Tax Gross-ups. We do not provide income tax gross-ups for personal benefits other than relocation and other broad-based benefits.
No Excise Tax Gross-ups. We do not provide excise tax gross-ups for change in control benefits.
No Established Program of Executive Perquisites. We have no established program of perquisites to provide personal benefits to our executive officers.

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Executive Compensation Program Objectives

Overall

Our named executive officer compensation programs are designed to attract, incent, retain and reward the management talent that we need to maintain and strengthen our position in the asset management business and to achieve our business objectives.

Variable Pay

A significant portion - 79-94% depending on the named executive officer - of the total direct compensation delivered to our named executive officers is variable, which directly ties their pay to their individual performance and to the performance of our company.

OUR COMPENSATION PRINCIPLES

Our compensation programs for named executive officers are guided by three basic principles:

Link compensation to performance. We believe that compensation levels should reflect performance-both the performance of Legg Mason and the performance of the recipient.

Align management’s interests with those of stockholders. We seek to implement programs that will encourage named executive officers to remain with us and to increase long-term stockholder value by providing competitive compensation and granting long-term equity incentive awards each year.

Maintain competitive compensation levels. We strive to offer programs and levels of compensation that are competitive with those offered by comparable companies in our industry in order to attract, retain and reward our named executive officers.

Pay For Performance

Linking compensation to performance is a fundamental value underlying our named executive officer compensation practices. The annual incentives (including the value of annual equity awards) paid to each of our named executive officers vary with performance, including our annual financial results. In addition, a portion of those equity awards is paid in the form of performance share units. The performance share units vest, and the number of shares payable at vesting is determined, based on Legg Mason’s relative total stockholder return over the three year period after the awards are made.

The total fiscal year 2016 compensation paid to our Chief Executive Officer reflects our financial results, and the comparison to the compensation amounts paid by and financial results of peer companies in the asset management industry. Although the Board was pleased with our CEO’s leadership on strategic accomplishments and his substantial achievements during the fiscal year, his compensation was reduced by 20% for fiscal year 2016 to reflect Legg Mason’s financial performance. The fiscal year 2016 total compensation (salary plus incentive award) paid to our CEO ranked below the median when compared to the total compensation paid to chief executive officers at the asset management competitors in the nine public company peer group the Committee uses for CEO compensation comparisons.

The Committee, in consultation with its independent compensation consultant, Semler Brossy Consulting Group, LLC, considers the relationship and alignment between executive compensation for our named executive officers and our corporate performance in reaching executive compensation decisions. This assessment involves consideration of the alignment of Legg Mason’s proposed executive compensation with its corporate performance as compared to that of competitor asset management companies. In addition, Semler Brossy conducts pay for performance analyses, at the request of the Committee, that are used as one input for executive compensation decisions.

Determining Executive Compensation

The Committee uses a performance assessment framework as the basis for pay decisions for Legg Mason executives. The Committee uses market data and performance metrics to establish pools for incentive awards, and applies its judgment to make compensation decisions for the named executive officers after conducting an in-depth review of performance, and assessing qualitative factors relating to strategic operating priorities, rather than relying solely on formulaic results to calculate annual incentive award payouts. The Committee believes this process is an effective way to assess the quality of the performance and leadership demonstrated by the CEO and the senior management team. In the asset management industry, executive pay typically is not determined on the basis of formulas and weighted metrics, because the business is highly dependent on markets. The dynamics of markets and other external factors that impact our business during the course of the year make initial weightings less relevant to what management should focus on during the year to deliver maximum stockholder value. Further, our business is based on investment performance. That performance must be viewed over a long period of time. Short term, specific quantitative measures may not correctly drive the behavior for the long term results that we want our executive team to strive for and produce.

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Elements of Compensation

Component	Role	How It’s Set/Links to Performance
BASE SALARY 6-21% of pay	• To provide a stable, reliable monthly income

• Reviewed periodically in light of performance factors, market practices and advice of the Committee’s independent consultant

• Set at levels that should comprise a low percentage of total compensation

Annual Incentive Compensation	CEO’s incentive award was paid 60% in equity and 40% in cash, whereas incentive awards for other named executive officers were paid 50% in equity and 50% in cash.
CASH 38-46% of pay

• To reward the achievement of annual financial and other performance goals and individual performance

• Links compensation to performance since award amounts are determined after fiscal year based on actual results

• Variable and primarily based on our corporate performance and the responsibilities, individual performance and contributions of the recipient for the fiscal year

• Key metrics for fiscal year 2016 include: global distribution unit gross sales, net long-term AUM flows, net revenues (total gross revenues less distribution expenses), earnings per share, Adjusted Income, global distribution unit earnings contribution, relative organic growth rate, relative net income growth, and relative one year total stockholder return

• Links compensation to performance since award amounts are determined after fiscal year based on actual results

STOCK OPTIONS AND RESTRICTED STOCK UNITS 26-38% of pay	• To increase alignment with stockholders by providing significant stock ownership • Retains executive officers through multi-year vesting

• Variable and primarily based on our corporate performance, measured by key metrics identified above, and the responsibilities, individual performance and contributions of the recipient during the fiscal year

• Aligns executive interests with those of stockholders as potential value of awards increases or decreases with stock price

• Paid in stock options and restricted stock units

• Awards typically vest over four year period

PERFORMANCE SHARE UNITS 13-19% of pay	• To reward achievement of longer-term financial goals • To retain executives through three year vesting period • To align with the stockholder experience

• Payout range is 0-150% of target number of shares

• Payout based on performance metric (relative total stockholder return)

• Realized value attributable to three year performance achievement

• Performance above median is required for target payout

Other Compensation	• To allow executive officers to participate in other employee benefit plans • To provide opportunity for deferring income taxes on a portion of annual income

• U.S.-based named executive officers may participate in all other Legg Mason compensation and benefit programs on the same terms as other employees, such as health and welfare benefit plans, Profit Sharing and 401(k) Plan and Employee Stock Purchase Plan

• U.S.-based named executive officers may elect to participate in non-qualified deferred compensation plans available to select employees based on responsibilities and compensation levels

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Assessing Competitive Practice

Semler Brossy assists the Committee by reviewing comparative market data on compensation practices and programs based on an analysis of competitors. Because our March 31 fiscal year-end date is later than that of many competitors, we are able to review up-to-date information about market practices and compensation awards for the previously completed calendar year. The Committee and Semler Brossy use a group of relevant competitors to compare our compensation programs and practices with those of our competitors and the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. For our CEO, the Committee and Semler Brossy use a group of nine public company peers as the primary comparisons. The companies in the group are:

Affiliated Managers Group	Franklin Templeton Investments
AllianceBernstein	Invesco
BlackRock	Janus Capital Group
Eaton Vance	T. Rowe Price Associates
Federated Investors

Management also retains McLagan Partners, a compensation specialist affiliate of Aon Hewitt that focuses on the financial services industry, to provide compensation information about other asset management competitors including competitors that are not publicly traded, or are subsidiaries of larger institutions, that generally do not make compensation information about their executive officers publicly available. The Committee uses the analysis from McLagan as an added check on the reasonableness of the proposed compensation for the CEO and to compare proposed executive compensation levels for the CFO and the other named executive officers with the compensation paid by a group of competitors. The Committee reviews a group of competitors which includes companies that are not publicly traded because insufficient data is available from public company peers for our named executive officer positions other than the CEO and CFO. The additional competitor firms in the McLagan analysis are:

Allianz Global Investors	MFS Investment Management
Deutsche Asset Management	Morgan Stanley Inv. Management
Fidelity Investments	Natixis Global Asset Management
Goldman Sachs Asset Management	Old Mutual Asset Management*
JPMorgan Asset Management	PIMCO
* All companies listed above are privately held except for Old Mutual Asset Management.

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Performance Measures and Time Horizons

We use a combination of measures and time horizons to foster and reward both short- and long-term performance. The following chart summarizes the relevant performance measures and time frames used for our variable pay elements.

VARIABLE PAY ELEMENT	PERFORMANCE MEASURES	ONE YEAR	THREE YEARS	TEN YEARS
(Beginning of Year)		(End of Year)	AFTER GRANT	AFTER GRANT

Annual Incentive Award		Net long-term AUM flows Net revenues (total gross revenues less distribution expenses) Global distribution unit gross sales		Short Term–Annual Primary goals: • Profitability and growth • Increasing assets under management
Cash		Earnings per share Adjusted Income Global distribution unit earnings contribution Relative organic growth rate Relative net income growth Relative one year total stockholder return
Performance Share Units			Relative total stockholder return, subsequent to grant Stock price, subsequent to grant	Medium Term–3 Years Primary goal: • Shareholder value creation
Restricted Stock Units			Stock price, subsequent to grant	Long Term Primary goal: • Shareholder value creation

Stock price, subsequent to grant
Stock Options

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Fiscal Year 2016 Compensation Decisions

Determination of Fiscal Year 2016 Base Salaries

For fiscal year 2016, the Committee did not change the base salaries of any of the named executive officers.

Determination of Fiscal Year 2016 Bonus Pool

The Legg Mason, Inc. Executive Incentive Compensation Plan established a fiscal year 2016 plan bonus pool for Legg Mason executive officers that equals 10% of Legg Mason’s fiscal year 2016 adjusted operating income, a measure approved by Legg Mason’s stockholders at the annual meeting in 2014 to be effective beginning in fiscal year 2016. “Adjusted operating income” equals Legg Mason’s operating income as calculated under generally accepted accounting principles, excluding:

STOCKHOLDER ADVISORY VOTE AND ENGAGEMENT FEEDBACK SUPPORT COMPENSATION DECISIONS

As the Committee made its fiscal year 2016 compensation decisions, it considered the results of the advisory vote of Legg Mason stockholders on named executive officer compensation at the 2015 Annual Meeting of Stockholders. Mindful of the stockholders’ approving vote in 2015, and of the support generally expressed by our stockholders for our compensation practices in stockholder outreach conversations during the fiscal year, the Committee did not change the program for fiscal year 2016.

•	expenses for bonuses paid under the plan,

•	compensation expense resulting from gains or losses on seed capital or deferred compensation (which are fully offset in non-operating income),

•	impairment charges on intangible assets including goodwill,

•	operating income and expenses of consolidated investment vehicles (which are not actually attributable to Legg Mason and are fully offset in non-operating income),

•	compensation expenses for issuing minority equity interests in investment affiliates to their management teams, and

•	accounting adjustments and extraordinary or other one-time charges.

Early in the fiscal year the Committee established maximum percentages of the bonus pool under the plan that may be allocated to each executive. Once the plan bonus pool maximums have been established, the Committee uses a compensation program to determine actual named executive officer compensation amounts. Under that program, a target program bonus pool and participants in the pool are established early in the fiscal year, along with performance metrics and any qualitative factors that the Committee will use as a basis for making compensation decisions at the end of the year. As is customary in the asset management industry, the Committee does not assign a weighting or scoring value to any performance metric or qualitative factor, and instead exercises its judgment in considering the metrics and factors to allow flexibility to consider market factors and other specific facts and circumstances that arise during the course of the fiscal year.

For fiscal year 2016, the Committee designated Legg Mason’s six executive officers as participants.

The Committee also established performance metrics and strategic qualitative factors to be used as a basis for making compensation decisions. The performance metrics for fiscal year 2016 are:

•	net long-term AUM flows

•	net revenues (total gross revenues less distribution expenses)

•	global distribution unit gross sales

•	earnings per share

•	Adjusted Income(1)

•	global distribution unit earnings contribution(2)

•	relative organic growth rate

•	relative net income growth

•	relative one year total stockholder return(3)

LINKING METRICS TO STRATEGY AND OPERATING PRIORITIES

The Compensation Committee’s performance metrics for fiscal year 2016 align with strategic goals and drive management focus in the following areas:

•	Financial results targeted in our multi-year plan

•	Strategic initiatives to diversify our business

•	Legg Mason performance relative to peers

(1)	We define “Adjusted Income” as Net Income (Loss) Attributable to Legg Mason, Inc., plus amortization and deferred taxes related to intangible assets and goodwill and imputed interest and tax benefits on contingent convertible debt less deferred income taxes on goodwill and indefinite-life intangible asset impairment, if any. We also adjust for certain non-core items, such as intangible asset impairments, the impact of fair value adjustments of contingent consideration liabilities, if any, the impact of tax rate adjustment on certain deferred tax liabilities related to indefinite-life intangible assets and loss of extinguishment of contingent convertible debt. Adjusted Income is a non-GAAP performance measure. Please refer to our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 for a reconciliation of Adjusted Income to Net Income (Loss) Attributable to Legg Mason, Inc.

(2)	Global distribution unit earnings contribution refers to the profits attributed to Legg Mason’s centralized global distribution operations, which is calculated by adding net distribution revenues received and retained by the global distribution operations to the profits received by Legg Mason from the advisory fees received by its investment management affiliates for managing assets sourced by the global distribution operations and subtracting the costs of the global distribution operations other than closed-end fund launch costs.

(3)	For relative total stockholder return, the stock price changes plus dividends paid on Legg Mason common stock over the fiscal year are compared to data for a group that includes nine other asset management companies consisting of Franklin Resources, Inc., Eaton Vance Corp, T. Rowe Price Group, Inc., Janus Capital Group, Inc., AllianceBernstein Holding LP, BlackRock, Inc., Affiliated Managers Group, Inc., Invesco Ltd. and Federated Investors Inc.

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LEGG MASON’S STRATEGIC OPERATING PRIORITIES

Products

Create an innovative portfolio of investment products and promote revenue growth by developing new products and leveraging the capabilities of our affiliates

Identify and execute strategic acquisitions to increase product offerings, strengthen our affiliates, and fill gaps in products and services

Performance	Deliver compelling and consistent performance against both relevant benchmarks and the products and services of our competitors
Distribution	Evaluate and reallocate resources within and to our distribution platform to continue to maintain and enhance our leading distribution function with the capability to offer solutions to relevant investment challenges and grow market share worldwide
Productivity

Operate with a high level of effectiveness and improve ongoing efficiency

Manage expenses

Align economic relationships with affiliate management teams, including retained affiliate management equity and the implementation of affiliate management equity plan agreements

The Committee identified the following qualitative factors related to Legg Mason’s strategic operating priorities for fiscal year 2016:

Products	Continue to improve product line-up through further retail commercialization of products of two of our newer affiliates and by launching additional “next generation active” products managed by other affiliates
Performance	Implement enhanced affiliate oversight process through revised board structures at each, which includes review of long-term growth strategy, succession management and escalation and resolution of identified issues
Distribution	Enhance client engagement (solutions-based selling) across global distribution unit (LMGD) through sales force training and development and use of sales analytics
Productivity	Implement long-term technology strategy, including implementation of a Finance and HR technology platform

In April 2016, the Committee established the final program bonus pool for fiscal year 2016. In establishing the final program bonus pool, the Committee considered each of the following performance metrics:

Metric	Target	Actual
Net long-term AUM flows	$28.4 billion	($11.2 billion)
Net revenues	$2,345 million	$2,115 million
Global distribution unit gross sales	$88 billion	$70 billion
Adjusted Income	$493 million	$370 million
Global distribution unit earnings contribution	$287 million	$253 million
Earnings per share	$3.18	($0.25)

The Committee considered the following relative performance metrics among a group of ten publicly traded asset management companies including Legg Mason:

•	Legg Mason’s organic growth rate for the trailing twelve months ended December 2015 (the most current year for which peer data was available at the time the Committee met in April 2016) was 1.4%, exceeding the peer median of 0.7% for that period. Legg Mason’s organic growth rate for fiscal year 2016 was negative 2%, however.

•	Legg Mason’s net income growth (contraction) for the fiscal year of negative 53.7% ranked lowest.

•	Legg Mason’s total stockholder return for the fiscal year of negative 35.9% ranked last for the trailing twelve months ended March 2016.

In considering net long-term AUM flows, the Committee noted that Legg Mason’s net outflows of long-term assets reflected significant macro headwinds including volatile markets during the year and investors’ reallocations of assets across the asset management industry. The Committee also noted the decline in global distribution unit gross sales in fiscal year 2016, as investors redeemed investments amidst a challenging market environment. The Committee’s consideration of Adjusted Income and earnings per share took into account the impact of charges related to various strategic transactions, as well as an impairment charge related to certain indefinite-life intangible assets of one of our investment affiliates.

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The Committee also evaluated the following strategic qualitative factors:

Products	Commercialized nearly 30 funds across three new affiliates; grew Next Generation products by 26%; entered the ETF market with four funds; expanded Retail Alternatives product suite by four funds globally; and commercialized two Environmental, Social & Governance (ESG) products globally
Performance	Constituted active boards of directors for all investment affiliates, with directors’ discussions focused on long-term growth strategy, succession management and escalation and resolution of identified issues involving the affiliate
Distribution	Enhanced client engagement (solutions-based selling) across LMGD by establishing the Global Sales Academy and training 280 salespeople across all regions; offering workshops focused on client needs, delivering insights and driving results; and launching predictive analytics for the U.S. and enhancing the international analytics platform
Productivity	Successfully implemented Finance and HR technology platform across Legg Mason and certain affiliates; filled all leadership positions key to the successful implementation and management of all technology initiatives; and continued to implement other core elements of the technology strategy

The Committee considered the information which showed Legg Mason’s fiscal year 2016 overall financial performance as below plan, and also considered the significant accomplishments that management achieved during the fiscal year in executing on Legg Mason’s strategic priorities. The Committee viewed fiscal year 2016 as a year of strategic progress, evidenced by management’s accomplishments under the strategic qualitative factors, juxtaposed against disappointing financial results evidenced by outcomes under the performance metrics. While the Committee was pleased with management’s work and achievements on strategic priorities, Legg Mason’s financial performance in fiscal year 2016 drove the Committee’s conclusion to reduce executive compensation for fiscal year 2016. Consistent with the explanation of the Committee’s process as depicted below, the Committee used its business judgment, based on these facts and conclusions, to establish executive compensation awards that resulted in a final program bonus pool that was reduced nearly 35% from the target program bonus pool amount. The Committee concluded that this pool amount was supported by Legg Mason’s financial performance and resulted in appropriate compensation of Legg Mason’s executive officers relative to compensation paid by peers. The final program bonus pool established under the executive compensation program was approximately 57% lower than the formulaic plan bonus pool established under the Executive Incentive Compensation Plan.

Determination of Fiscal Year 2016 Total Direct Compensation

The following table shows the named executive officer base salary and incentive compensation for fiscal year 2016 that was awarded or approved by the Committee. The Committee establishes and awards incentive compensation for a fiscal year after the year is complete in order to reflect the full year’s performance in the award decisions. Thus, this table differs from the Summary Compensation Table primarily because it reflects for fiscal year 2016 the value of equity awards that were awarded in May 2016 and are part of fiscal year 2016 incentive compensation, while the Summary Compensation Table includes in fiscal year 2016 the value of equity awards made in May 2015 that are part of fiscal year 2015 incentive compensation.

Name	Base Salary	Cash Incentive Payment	Restricted Stock Unit Award	Stock Option Award	Performance Share Unit Award(1)	Total Incentive Award(2)	Total Compensation
Joseph A. Sullivan	$500,000	$3,320,000	$1,660,000	$1,660,000	$1,660,000	$8,300,000	$8,800,000
Peter H. Nachtwey	350,000	1,429,000	477,000	476,000	476,000	2,858,000	3,208,000
Thomas K. Hoops	350,000	1,170,000	390,000	390,000	390,000	2,340,000	2,690,000
Terence Johnson(3)	339,300	1,855,167	617,910	617,910	617,910	3,708,897	4,048,197
Thomas C. Merchant	350,000	671,000	224,000	223,000	223,000	1,341,000	1,691,000

(1)	The number of shares to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant are 21,436, 6,147, 5,036, 7,980 and 2,880, respectively, at threshold, 85,744, 24,587, 20,145, 31,918 and 11,519, respectively, at target and 128,616, 36,881, 30,218, 47,877 and 17,279, respectively, if the maximum amount is earned. No assurance can be given of the number of shares, if any, that will be earned and distributed at the end of the performance period for the performance share units. See “Compensation Discussion & Analysis—Performance Share Unit Awards.”

(2)	Total incentive award is the sum of cash incentive payment, restricted stock unit award, stock option award and performance share unit award.

(3)	Mr. Johnson’s salary of U.S. $350,000, as determined based on the GBP exchange rate in effect on the day he became an executive officer in 2013, is paid in GBP. Using an average conversion rate of 1.508 for fiscal year 2016, Mr. Johnson received U.S. $339,300 in base salary. Mr. Johnson’s cash incentive award was granted in GBP and for reporting purposes was converted to U.S. dollars at the conversion rate of 1.437 on May 13, 2016, which was the date of grant. Conversion rate data is obtained from xe.com.

Determination of Fiscal Year 2016 Incentive Awards for Executives

In April 2016, the Committee allocated a portion of the final bonus pool under the executive compensation program to each of the named executive officers as incentive compensation. For fiscal year 2016, all equity awards are split equally among restricted stock units, stock options and performance share units. In approving these incentive awards (and determining the split between cash and equity for each officer) the Committee led the full Board in its review of Mr. Sullivan in his performance as CEO, giving consideration to his responsibilities, contributions and achievements during the fiscal year as well as market practices. In addition, with Mr. Sullivan present, the Committee considered the following with respect to the other named executive officers:

•	Their individual responsibilities and achievements during the fiscal year,

•	Market practices,

•	Mr. Sullivan’s views as to the individual performance and contributions by the named executive officer during the fiscal year, and

•	Mr. Sullivan’s views of the initiative, business judgment and management skills of the named executive officer.

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The Committee approved incentive awards are summarized in the table below:

Name	Total Incentive Award	% Paid in Cash	% Paid in Restricted Stock Units	% Paid in Stock Options	% Paid in Performance Share Units
Joseph A. Sullivan	$8,300,000	40%	20%	20%	20%
Peter H. Nachtwey	2,858,000	50%	17%	17%	17%
Thomas K. Hoops	2,340,000	50%	17%	17%	17%
Terence Johnson	3,708,897	50%	17%	17%	17%
Thomas C. Merchant	1,341,000	50%	17%	17%	17%

Performance Share Unit Awards

The Committee believes that it is important to structure a portion of executive compensation based on performance over periods that are longer than one year. In accordance with this view, in May 2016, the Committee awarded performance share units to each named executive officer as part of the fiscal year 2016 incentive award. The performance share units vest, and the number of shares payable at vesting is determined, based on Legg Mason’s relative total stockholder return over the three year period after the awards are made. Thus, the target amount of the performance share unit awards was determined based on annual performance over fiscal year 2016, but the ultimate vesting and payout amounts of the units will be determined based on relative total stockholder returns over a subsequent three year period. The terms of the performance share unit awards are summarized below.

The performance share unit award for each named executive officer was converted into a target number of shares by dividing the dollar value of the award by the per share value of each performance share unit, determined based on the award cost reported for accounting purposes, on May 13, 2016. Performance share units awarded for fiscal year 2016 will be earned and vested at the end of a three year period based on Legg Mason’s relative total stockholder return ranked against a group of 16 firms.

The peer group for the performance share unit program is different from the peer group reviewed by the Committee to compare Legg Mason’s compensation programs and practices with those of our competitors and the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. The Committee established a peer group for this program comprised only of publicly traded asset management companies in order to have relevant performance comparisons, and included a large enough number of firms to avoid having exaggerated payout outcomes that might result from movement within the ranking of too small of a group. The performance share unit program peer group includes Affiliated Managers Group, Inc., Alliance Bernstein Holding LP, Ameriprise Financial Inc., Bank of New York Mellon Corp, BlackRock Inc., Calamos Asset Management Inc., Eaton Vance Corp, Federated Investors Inc., Franklin Resources, Inc., GAMCO Investors Inc., Invesco Ltd., Janus Capital Group, Inc., Northern Trust Corp, State Street Corp, T. Rowe Price Group, Inc. and Waddell & Reed Financial Inc.

The schedule of the potential payouts, ranging from 0 – 150%, appears below. The target payout of 100% is earned above median, at approximately the 55th percentile (a ranking of 8th out of 17 companies). No payout is earned below a 25th percentile ranking, and the maximum payout requires positive absolute return and a first-place ranking among the group. The payout is limited to 100% if total stockholder return for the period is negative, even if Legg Mason’s rank in the group is between first and seventh.

Rank Against Peers	Percent Earned
1	150%
2	143
3	136
4	129
5	121
6	114
7	107
8	100
9	85
10	70
11	55
12	40
13	25
14	0
15	0
16	0
17	0

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Determination of Individual Named Executive Officers’ Total Direct Compensation for Fiscal Year 2016

JOSEPH A. SULLIVAN, Chief Executive Officer

Mr. Sullivan’s total direct compensation for fiscal year 2016 included (i) a $8,300,000 incentive award ($1,660,000 of which was paid in the form of performance share units, described above, that vest based on three year relative total stock return) and (ii) a $500,000 salary. Mr. Sullivan’s fiscal year 2016 incentive award constitutes 18% of the total pool under the Executive Incentive Compensation Plan, which is below the 35% maximum allocated. Sixty percent of Mr. Sullivan’s incentive compensation is in the form of equity, compared to 50% for our named executive officers, emphasizing the Chief Executive Officer’s greater accountability for longer term results. Mr. Sullivan’s fiscal year 2016 compensation (salary plus incentive award) represents a 20% decrease from his fiscal year 2015 compensation. The Committee determined that this decrease was appropriate in light of Legg Mason’s financial performance as discussed above and a comparison of Mr. Sullivan’s compensation to that of Chief Executive Officers of other competitor firms, despite Mr. Sullivan’s excellent personal performance and leadership in significant strategic accomplishments during the fiscal year.

In addition to the actions highlighted below, Mr. Sullivan’s accomplishments during the year included:

•	leading the integration process for new affiliates,

•	overseeing numerous growth and other corporate initiatives during the year, and

•	deepening the focus on cost controls and efficiency.

EXPANDING OPPORTUNITIES

In fiscal year 2016, Legg Mason:

•	Completed an acquisition of a majority equity interest in RARE Infrastructure Ltd., specializing in global listed infrastructure investing and headquartered in Sydney, Australia. Acquisition helps to fill gaps in our liquid alternatives products line-up.

•	Announced an acquisition of a majority equity interest in Clarion Partners, a diversified real estate asset management firm based in New York. Acquisition fills gaps in our illiquid alternative product offerings. Transaction completed on April 13, 2016.

•	Announced an agreement to combine the Permal Group, our existing hedge fund of funds platform, with EnTrust Capital, a leading alternative asset management firm headquartered in New York. Combination of EnTrust and Permal businesses creates a new global alternatives solutions firm. Transaction completed on May 2, 2016.

•	Completed an acquisition of a minority equity position (with the option to increase our holdings to a majority stake) in Precidian Investments, LLC, a firm specializing in creating innovative products and solutions and solving market structure issues, particularly in the ETF market. Investment expands ETF capabilities and provides opportunity to create new products and offerings.

•	Commercialized, launched and repositioned multiple investment products across investment affiliates, investment strategies and markets.

•	Enhanced distribution capabilities by adopting solutions-based sales techniques across Legg Mason’s global sales force, launching predictive analytics for the U.S. and improving analytics on the international platform.

•	Implemented a management equity plan and revised revenue sharing arrangement with our investment affiliate, Royce & Associates, which among other things increased the percentage of revenues payable to us and helps to align the interests of Royce’s management with our interests and provides continued incentives to grow revenues and control operating expenses.

•	Executed a credit agreement pursuant to which we have available a multi-currency revolving credit facility in an amount of $1 billion, and completed two offerings of notes aggregating $700 million in principal amount, in support of funding our acquisitions.

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PETER H. NACHTWEY, Chief Financial Officer

Mr. Nachtwey’s total direct compensation for fiscal year 2016 included (i) a $2,858,000 incentive award ($476,000 of which was paid in the form of performance share units, described above, that vest based on three year relative total stock return) and (ii) a $350,000 salary. Mr. Nachtwey’s incentive award constitutes 6% of the total pool under the Executive Incentive Compensation Plan, below the 15% maximum percentage allocated early in the fiscal year. Mr. Nachtwey’s fiscal year 2016 compensation (salary plus incentive award) represents a 9% decrease from his fiscal year 2015 compensation. The Committee determined that this decrease was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Nachtwey’s compensation to that of comparable executives at publicly traded competitor companies, despite Mr. Nachtwey’s excellent personal performance during the fiscal year. Mr. Nachtwey’s personal performance in the fiscal year included the following achievements: led financing transactions to fund significant acquisition activity; enhanced relationships with senior level investment affiliate personnel and with Legg Mason’s international teams; and oversaw Legg Mason’s seed capital program which funded $80 million of $86 million for new products by recycling existing seed capital.

THOMAS K. HOOPS, Head of Business Development

Mr. Hoops’ total direct compensation for fiscal year 2016 included (i) a $2,340,000 incentive award ($390,000 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stock return) and (ii) a $350,000 salary. Mr. Hoops’ incentive award constitutes 5% of the total pool under the Executive Incentive Compensation Plan, below the 17.5% maximum percentage allocated early in the fiscal year. Mr. Hoops’ fiscal year 2016 compensation (salary plus incentive award) represents a 9% decrease from his fiscal year 2015 compensation. The Committee determined that this decrease was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Hoops’ compensation to that of comparable executives at publicly traded competitor companies, despite Mr. Hoops’ excellent personal performance during the fiscal year. Mr. Hoops’ personal performance in fiscal year 2016 included the following achievements: negotiated a series of acquisition transactions which significantly expanded Legg Mason’s investment capabilities and product set; executed successfully on Legg Mason’s product development strategy; enhanced the development process for next generation products; and led commercialization strategies for new affiliates.

TERENCE JOHNSON, Head of Global Distribution

Mr. Johnson’s total direct compensation for fiscal year 2016 included (i) a $3,708,897 incentive award ($617,910 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stock return) and (ii) a $339,300 salary. Mr. Johnson’s incentive award constitutes 8% of the total pool under the Executive Incentive Compensation Plan, below the 17.5% maximum percentage allocated early in the fiscal year. As described below, the Committee determined Mr. Johnson’s incentive award in GBP and granted him an incentive award that resulted in a 9% reduction in Mr. Johnson’s total direct compensation for fiscal year 2016 from his fiscal 2015 year compensation (in GBP). The impact of currency conversion rates resulted in a greater reduction, for U.S. dollars reporting purposes, of 17%. The Committee determined that the decrease was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Johnson’s compensation to that of comparable executives at publicly traded competitor companies, despite Mr. Johnson’s excellent personal performance during the fiscal year. Mr. Johnson’s personal performance in the fiscal year included the following achievements: implemented a strategic growth plan to deepen coverage and improve sales force effectiveness; oversaw marketing innovation initiatives; and strengthened affiliate relationships and distribution partner relationships.

Mr. Johnson’s salary is paid in GBP. Using an average conversion rate of 1.508 for fiscal year 2016, Mr. Johnson received U.S. $339,300 in base salary. Mr. Johnson’s cash incentive award was granted in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.437 on May 13, 2016, which was the date of grant. The impact of the GBP to USD conversion rates resulted in effectively reporting a sharper reduction in compensation than Mr. Johnson received in GBP.

Mr. Johnson’s base salary was set at $350,000 and converted to GBP on the date he became an executive officer in 2013. The converted amount of £225,000 is paid to Mr. Johnson in GBP. The amounts we report in our proxy statements in USD may fluctuate from time to time as a result of fluctuations in currency conversion rates, but the amount paid to Mr. Johnson in GBP does not change unless a new salary amount is approved by the Committee for Mr. Johnson.

THOMAS C. MERCHANT, General Counsel

Mr. Merchant’s total direct compensation for fiscal year 2016 included (i) a $1,341,000 incentive award ($223,000 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stock return) and (ii) a $350,000 salary. Mr. Merchant’s incentive award constitutes 3% of the total pool under the Executive Incentive Compensation Plan, below the 7.5% maximum percentage allocated early in the fiscal year. Mr. Merchant’s fiscal year 2016 compensation (salary plus incentive award) represents a 6% decrease from his fiscal year 2015 compensation. The Committee determined that this decrease was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Merchant’s compensation to that of comparable executives at publicly traded competitor companies, despite Mr. Merchant’s excellent personal performance during the fiscal year. Mr. Merchant’s personal performance in fiscal year 2016 included the following achievements: participated in the negotiation, and oversaw all legal aspects, of all strategic transactions; oversaw implementation of governance and performance strategy initiatives across investment affiliates; and enhanced firmwide capabilities to monitor and comply with regulatory changes.

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Compensation Governance, Process and Incentive Decisions

Role of Compensation Committee and Non-Employee Directors

The Committee is responsible for overseeing and implementing our named executive officer compensation programs. The Committee’s role includes:

•	Determining the corporate goals and objectives relevant to the compensation of our CEO, including incentive compensation, and evaluating the CEO’s performance relative to those goals,

•	Determining the compensation of our CEO, including incentive compensation,

•	Establishing and approving compensation plans for named executive officers based on the recommendations of the CEO and the Committee’s compensation consultant,

•	Annually reviewing and, where appropriate, adjusting the base salaries of our named executive officers,

•	Approving the incentive compensation of named executive officers and awards under our incentive plans and programs, and

•	Overseeing the risks arising from our executive officer compensation policies and practices.

Our independent directors must approve the Committee’s determinations in order to set CEO compensation.

In implementing its role in the compensation program, the Committee uses information from a number of sources. The information utilized by the Committee includes advice from its compensation consultant, data regarding the compensation practices of asset management competitors that is discussed in more detail above and tally sheets showing prior compensation awards to, and outstanding equity holdings of, named executive officers.

Role of Management

Our management, under the leadership of our CEO, plays an important role in establishing and maintaining our named executive officer compensation programs. Management’s role includes recommending plans and programs to the Committee, implementing the Committee’s decisions regarding the plans and programs and assisting and administering plans in support of the Committee. Our CEO also provides information on the individual performance of the other named executive officers and makes annual recommendations to the Committee on compensation levels for all other named executive officers. Our CEO also has delegated authority from the Committee to issue certain equity awards under the Legg Mason, Inc. 1996 Equity Incentive Plan, as amended, subject to terms and limitations established by the Committee, as permitted under that plan.

Role of Committee’s Compensation Consultant

The Committee’s charter gives it the authority to retain and approve fees and other terms of engagement for compensation consultants and other advisors to assist it in performing its duties. For fiscal year 2016, the Committee retained Semler Brossy as its independent compensation consultant. Semler Brossy reports directly to the Committee, and the Committee annually reviews the performance of Semler Brossy.

The Committee considered the independence of Semler Brossy in light of SEC rules and NYSE Listing Standards, and determined that Semler Brossy is independent under those rules and standards. The Committee also assessed any potential conflicts of interest arising out of the consultant’s work on behalf of the Committee. The Committee discussed all relevant factors, including those cited in SEC rules, and concluded that the work of the consultant did not raise any conflict of interest.

The Committee has instructed Semler Brossy to provide advice and guidance on compensation proposals, including proposed compensation amounts, the design of incentive plans, the setting of performance goals and the design of other forms of compensation and benefits programs, as well as relevant information about market practices and trends. Typically, Semler Brossy attends Committee meetings, reviews existing compensation programs to ensure consistency with our compensation philosophy and current market practices and reviews the comparative information derived from the peer group and published survey data that the Committee uses when setting compensation.

Making Decisions on Incentive Awards

Annual Incentive Awards

In most fiscal years, including fiscal year 2016, the Committee grants most incentive compensation awards under our stockholder-approved Executive Incentive Compensation Plan. In fiscal year 2016, incentive awards were made using the program described below.

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The Compensation Committee’s Process

Q1 | ended June 30, 2015

Committee selects Executive Incentive Compensation Plan participants and allocates each a maximum percentage of the total plan bonus pool

In establishing the percentage for each participant, the Committee considers:

• The executive’s previous incentive awards,

• The executive’s level of responsibility and

• The incentive award the executive is likely to receive for that fiscal year given certain performance expectations.

Committee determines the program participants and establishes a target program bonus pool for the program participants

In establishing the target program bonus pool amount, the Committee considers:

•  Industry survey data regarding market compensation levels for individuals holding similar positions at other asset management companies,

•  The actual bonus pool for the prior year,

•  Legg Mason’s recent performance and

•  Recommendations from the CEO and advice from its compensation consultant.

The Program

The Committee establishes a program under the plan to determine actual executive compensation awards. The Committee uses its discretion to establish executive compensation awards, which may reduce the maximum allocations of the target plan bonus pool established at the beginning of the fiscal year.

The Metrics

For fiscal year 2016, the Committee established the following performance metrics:

•  Global distribution unit gross sales,

•  Net long-term AUM flows,

•  Net revenues (total gross revenues less distribution expenses),

•  Earnings per share,

•  Adjusted income,

•  Global distribution unit earnings contribution,

•  Relative organic growth rate,

•  Relative net income growth, and

•  Relative one year total stockholder return.

The Committee also identified qualitative factors focused on Legg Mason’s strategic operating priorities :

•  Products

•  Performance

•  Distribution

•  Productivity

Q1 | ending June 30, 2016
Committee considers company performance under each performance metric and assesses strategic qualitative factors, and uses its business judgment to establish executive compensation awards that result in a final bonus pool under the program
The final program bonus pool is therefore not established on a formulaic basis. The program bonus pool is allocated to individual program participants as discussed above.

Committee approves actual incentive awards to each participating executive	Incentive Awards Outside the Plan

From time to time, the Committee will award incentive compensation that is outside the terms of the Executive Incentive Compensation Plan. These awards are typically made from the bonus pool under a program. Examples of situations where these awards might be made include when an executive joins the company during the fiscal year, and thus was not assigned a maximum allocation under the plan for the fiscal year, or when the Committee determines that it would not be appropriate to limit the award a person receives to that provided by the plan. For fiscal year 2016, no award was made outside the plan.

Awards are paid in the form of cash bonuses and equity awards (restricted stock units, stock options and performance share units).

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Other Compensation Policies and Practices

Tax Deductibility of Annual Compensation

Section 162(m) of the Internal Revenue Code limits tax deductions for certain annual compensation in excess of $1,000,000 paid to certain individuals named in the summary compensation tables of public company proxy statements. For years in which awards are made under the plan, our Executive Incentive Compensation Plan is designed to qualify for a performance-based exception to this rule and to permit the full deductibility of compensation awarded under the plan, including equity awards.

The Committee intends to continue to pursue compensation programs that are designed to be fully deductible. However, when circumstances warrant, the Committee retains the discretion to grant incentive awards to named executive officers that are not fully deductible under Section 162(m) as the Committee must balance the effectiveness of executive compensation plans with the materiality of reduced tax deductions. In making this decision, the Committee is aware of the effect of accumulated tax losses and the amortization of goodwill for tax purposes on Legg Mason’s U.S. federal tax payment obligations.

Equity Grant Practices

We do not have any program, plan or practice to time equity awards to our employees in coordination with the release of material non-public information. We do not grant equity awards based on our stock price. If we are in possession of material non-public information, either favorable or unfavorable, when equity awards are made, the Committee will not take the information into consideration in determining award amounts. The Committee authorizes annual equity awards to named executive officers at its regularly-scheduled meeting in April. Our practice is to determine the exercise price or fair market value for annual named executive officer equity awards on the day that incentive awards are paid in May.

Compensation Clawback Policy

If the Committee determines that it is appropriate, Legg Mason may recover from a named executive officer the amount of previously paid incentive compensation (including both cash bonuses and equity awards) that the Board of Directors determines to be appropriate in two circumstances:

•	If a participant’s acts or omissions are a significant contributing factor to a requirement that Legg Mason restate its reported financial results due to a material error, or

•	If the participant’s employment is terminated for “cause” such as instances of gross negligence, willful misconduct or willful malfeasance that materially adversely impact the company’s reputation or business; willful violations of law that materially adversely affect the company’s reputation or business or the ability of the officer to be associated with an investment adviser; or theft, embezzlement or fraud.

This clawback provision is intended to mitigate risk and provide enhanced safeguards against certain types of employee misconduct, and allows for recovery of significant compensation paid to an employee who engages in such misconduct.

Stock Ownership Guidelines

Our Board of Directors has adopted stock ownership guidelines for directors and executive officers as shown in the table below. Directors and executive officers are permitted a five year grace period to transition into compliance with the guidelines. Our equity award retention policy requires that executives retain 50% of the net after-tax shares received from all equity awards until they have reached the ownership level in the ownership guidelines. From time to time, our executive officers may implement a 10b5-1 plan for individual financial planning purposes.

Executive officers are expected to own shares of common stock, including restricted stock, restricted stock units and shares of phantom stock as shown below. As of June 1, 2016, all executive officers were in compliance or were transitioning to compliance with the guidelines.

Title	Guideline Shares
Directors	Required to own shares with value at least equal to 5x annual cash retainer
Chief Executive Officer	Required to own shares with value at least equal to 8x base salary
Senior Executive Vice Presidents	Required to own shares with value at least equal to 5x base salary
Other Executive Officers	Required to own shares with value at least equal to 2x base salary

Hedging and Pledging Policies

Our Board of Directors has adopted a policy regarding acquisitions and dispositions of Legg Mason securities that, among other things and subject to certain exceptions, prohibits directors or executive officers from trading in listed and over the counter options and derivatives that relate specifically to securities issued by Legg Mason. Over time, our Board has strengthened our policies relating to hedging and pledging involving Legg Mason securities, to prohibit executive officers and directors, and their related accounts, from pledging Legg Mason securities or engaging in any transactions that effectively hedge the value of Legg Mason securities.

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Summary Compensation Table

The following table summarizes the total compensation during the fiscal year ended March 31, 2016 of our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers during the fiscal year. The information in this table differs from the information in the table above under “Compensation Discussion and Analysis—Determination of Fiscal Year 2016 Total Direct Compensation” primarily in that this table, as required by SEC rules, includes in fiscal year 2016 the value of equity awards made in May 2015 (during fiscal year 2016) that are actually part of fiscal year 2015 incentive compensation, rather than the value of equity awards made in May 2016 (during fiscal year 2017) that are actually part of fiscal year 2016 incentive compensation.

Name and Principal Position	Fiscal Year	Salary ($)	Cash Bonus ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(6)	Total ($)
Joseph A. Sullivan(7)	2016	$500,000	$3,320,000	$4,200,000	$2,100,000		$95,455	$10,215,455
Chief Executive	2015	500,000	4,200,000	3,600,000	1,800,000	$377,615	93,828	10,571,443
Officer	2014	500,000	3,600,000	1,260,000	6,065,000		123,620	11,548,620
Peter H. Nachtwey	2016	350,000	1,429,000	1,058,000	529,000		45,743	3,411,743
Chief Financial	2015	350,000	1,588,000	963,333	481,667	377,615	48,581	3,809,196
Officer	2014	350,000	1,445,000	672,000	288,000		66,976	2,821,976
Thomas K. Hoops(7)(8)	2016	350,000	1,170,000	867,000	433,000		60,738	2,880,738
Executive Vice	2015	350,000	1,300,000	133,333	66,667		60,654	1,910,654
President	2014	83,523	1,000,000	3,500,000			3,400	4,586,923
Terence Johnson(9)	2016	339,300	1,855,167	1,507,612	753,806		96,957	4,552,842
Executive Vice	2015	362,925	2,261,418	1,357,318	678,658		92,511	4,752,830
President	2014	358,000	2,036,000	818,227	381,114		87,688	3,681,029
Thomas C. Merchant(7)	2016	350,000	671,000	483,500	241,500		28,528	1,774,528
General Counsel	2015	350,000	725,000	416,667	208,333		27,623	1,727,623
	2014	350,000	625,000	172,500	70,000		35,464	1,252,964

(1)	Represents awards under the Executive Incentive Compensation Plan in fiscal years 2014, 2015 and 2016. See “Compensation Discussion and Analysis—Determination of Fiscal Year 2016 Total Direct Compensation” for discussion regarding the fiscal year 2016 incentive awards.
(2)	Does not include $4,980,000, $1,429,000, $1,170,000, $1,853,730 and $670,000 awarded as incentive compensation for fiscal year 2016 and paid in the form of equity awards (restricted stock units, performance share units and stock options) to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant, respectively, on May 13, 2016.
(3)	Includes awards of restricted stock and restricted stock units. In general, restricted stock units are the same as restricted stock and may be referred to throughout this Proxy Statement as restricted stock.
(4)	Represents the aggregate fair value of restricted stock or restricted stock unit awards and performance share unit awards made during each fiscal year, as calculated in accordance with accounting guidance applicable for the type of award. For restricted stock or restricted stock unit awards, Legg Mason’s stock price is calculated as the average of the high and low trading prices of our common stock on the NYSE on the grant date. Performance share unit awards are valued for purposes of this table using a Monte-Carlo simulation pricing model. The amount reported for performance share units in the table represents the grant date fair value as calculated in accordance with accounting guidance. The potential value of the May 15, 2015 performance share unit awards to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant is $3,150,000, $793,500, $649,500, $1,130,709 and $362,250, respectively, if the maximum amount is earned. The potential value of the May 16, 2014 performance share unit awards to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant is $2,700,000, $722,499, $99,999, $1,017,987 and $312,500, respectively, if the maximum amount is earned. No assurance can be given of the number of shares, if any, that will be earned and distributed at the end of a performance period for any performance share units. See “Compensation Discussion and Analysis—Performance Share Unit Awards.”
See the “Stock-Based Compensation” footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.
(5)	Represents the aggregate grant date fair value, as calculated in accordance with accounting guidance, of stock options and performance stock options granted during each fiscal year. Stock option awards are valued for purposes of this table using the Black-Scholes option pricing model. Performance stock option awards are valued for purposes of this table using a Monte-Carlo simulation option pricing model.
See the “Stock-Based Compensation” footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.
(6)	Includes for all named executive officers, Basic Life and Accidental Death and Dismemberment insurance premiums paid by Legg Mason. Includes for all named executive officers, dividends paid on unvested restricted stock and vested deferred restricted stock units, with $75,336, $27,313, $42,464, and $33,521 paid for Messrs. Sullivan, Nachtwey, Hoops, and Johnson, respectively. Includes contributions made by Legg Mason pursuant to our Profit Sharing and 401(k) Plan and Trust, with $16,279, $16,268, $16,198 and $16,519 contributed for Messrs. Sullivan, Nachtwey, Hoops and Merchant, respectively. Includes discount amounts credited under our Deferred Compensation/Phantom Stock Plan for Messrs. Sullivan and Merchant, and matching contributions under the Employee Stock Purchase Plan for Mr. Sullivan.
Includes for Mr. Johnson, contributions made by Legg Mason in the amount of $31,080 to a pension scheme registered in the UK and premiums paid by Legg Mason in the amount of $29,919 for a health insurance program that constitutes a perquisite. Amounts are paid in GBP and converted into U.S. dollars using the average conversion rate of 1.508 for fiscal year 2016.
(7)	Includes cash compensation voluntarily deferred under the Deferred Compensation Fund Plan as follows: Messrs. Sullivan and Hoops deferred $350,000 and $325,000, respectively, from their May 15, 2015 bonus and Mr. Merchant deferred a total of $107,500 from his salary and May 15, 2015 bonus.
(8)	Mr. Hoops became an executive officer when he joined Legg Mason on January 6, 2014. His fiscal year 2014 compensation was pursuant to a letter agreement with Legg Mason and primarily consisted of a sign-on bonus consisting of cash and restricted stock.
(9)	Mr. Johnson’s salary of U.S. $350,000, as determined based on the GBP exchange rate in effect on the day he became an executive officer in 2013, is paid in GBP. Using an average conversion rate of 1.508 for fiscal year 2016, Mr. Johnson received U.S. $339,300 in base salary. Includes $16,970 in cash compensation with respect to which Mr. Johnson elected to defer receipt under a pension scheme registered in the UK. Mr. Johnson’s cash incentive award was granted in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.437 on May 13, 2016, which was the date of grant. Conversion rate data is obtained from xe.com.

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Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted during the fiscal year ended March 31, 2016 to our named executive officers.

			Estimated		Estimated
			Future	Estimated	Future
			Payouts	Future	Payouts
			Under	Payouts	Under	All Other	All Other
			Equity	Under	Equity	Stock	Option	Exercise		Grant
			Incentive	Equity	Incentive	Awards:	Awards:	or Base		Date Fair
			Plan	Incentive	Plan	Number of	Number of	Price of	Grant	Value of
		Committee	Awards	Plan	Awards	Shares of	Securities	Option	Date	Stock and
	Grant	Action	Threshold	Awards	Maximum	Stock or	Underlying	Awards	Close	Option
Name	Date(1)	Date	(#)(2)	Target (#)(2)	(#)(2)	Units (#)(3)	Options (#)(4)	($/Sh)(5)	Price	Awards(6)
Joseph A. Sullivan	5/15/2015	4/27/2015					186,999	54.51	54.69	2,100,000	(7)
	5/15/2015	4/27/2015				38,525		–	54.69	2,100,000	(8)
	5/15/2015	4/27/2015	13,031	52,122	78,183			–	54.69	2,100,000	(9)
Peter H. Nachtwey	5/15/2015	4/27/2015					47,106	54.51	54.69	529,000	(7)
	5/15/2015	4/27/2015				9,705		–	54.69	529,000	(8)
	5/15/2015	4/27/2015	3,283	13,130	19,695			–	54.69	529,000	(9)
Thomas K. Hoops	5/15/2015	4/27/2015					38,557	54.51	54.69	433,000	(7)
	5/15/2015	4/27/2015				7,962		–	54.69	434,000	(8)
	5/15/2015	4/27/2015	2,687	10,747	16,121			–	54.69	433,000	(9)
Terence Johnson	5/15/2015	4/27/2015					67,144	54.51	54.69	753,806	(7)
	5/15/2015	4/27/2015				13,833		–	54.69	753,806	(8)
	5/15/2015	4/27/2015	4,679	18,715	28,073			–	54.69	753,806	(9)
Thomas C.	5/15/2015	4/27/2015					21,505	54.51	54.69	241,500	(7)
Merchant	5/15/2015	4/27/2015				4,440		–	54.69	242,000	(8)
	5/15/2015	4/27/2015	1,499	5,994	8,991			–	54.69	241,500	(9)

(1)	Awards granted on May 15, 2015 reflect performance for fiscal year 2015. For a discussion of awards for performance in fiscal year 2016, see “Compensation Discussion and Analysis” above.
(2)	Performance share units were awarded on May 15, 2015 pursuant to our 1996 Equity Incentive Plan. Performance share units may be earned and vested at the end of a three year performance period based on Legg Mason’s relative total stockholder return ranked against a peer group of 16 firms. The potential payout ranges from 0 - 150%. The three year period began on April 1, 2015 and will end on March 31, 2018. See “Compensation Discussion and Analysis – Performance Share Unit Awards.”
(3)	Restricted stock units were awarded on May 15, 2015 pursuant to our 1996 Equity Incentive Plan. The restricted stock units vest in 25% increments over four years on April 30, 2016, April 30, 2017, April 30, 2018 and April 30, 2019. Dividends are paid on shares of restricted stock units at the same time, and in the same amounts, as dividends are paid on other outstanding shares of our common stock. Executive officers were permitted to elect to defer receipt of shares after vesting. Messrs. Sullivan, Nachtwey and Merchant have made deferral elections. Any deferral had to have been made in 5 year increments from the applicable vesting date (and only one designated deferral date could be elected for any award of restricted stock units). A designated deferral date will cease to be effective and any deferred restricted stock units will be distributed as permitted under applicable tax law upon (i) a separation from service, including a separation from service due to death or disability, or (ii) a change of control as defined in the award agreement for the restricted stock units. See “Potential Payments on Termination or a Change of Control,” below.
(4)	Stock options were awarded on May 15, 2015 pursuant to our 1996 Equity Incentive Plan. The options vest and become exercisable in 25% increments over four years on May 31, 2016, May 31, 2017, May 31, 2018 and May 31, 2019, and expire on May 15, 2023.
(5)	The exercise price equals the average of the high and low trading prices of our common stock on the NYSE on the grant date.
(6)	The grant date fair value is the total amount that we will recognize as an expense over the award’s vesting period under applicable accounting requirements.
(7)	The stock option grant date fair value was calculated using the Black-Scholes option pricing model value on the grant date.
The following assumptions were made for purposes of the May 15, 2015 calculation:

Expected Term	4.97 years
Dividend Yield	1.18%
Stock Price Volatility	24.29%
Risk Free Interest Rate	1.44%

The actual value realized, if any, on stock option exercises will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.
(8)	The restricted stock units grant date fair value was calculated by multiplying the number of restricted stock units granted by the average of the high and low trading prices of our common stock on the NYSE on the grant date.
(9)	The performance share units grant date fair value was calculated using a Monte-Carlo simulation option pricing model value on the grant date. The following assumptions were made for purposes of the May 15, 2015 calculation:

Dividend Yield	1.46%
Stock Price Volatility	22.63%
Risk Free Interest Rate	0.86%

The actual value realized, if any, will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.

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Employment-Related Agreements

Thomas K. Hoops

Legg Mason entered into a letter agreement with Mr. Hoops dated December 16, 2013, in connection with his hiring by Legg Mason, which provided for a one-time sign-on award comprised of:

•	a cash award in the amount of $1,000,000

•	a Legg Mason restricted stock award grant pursuant to our 1996 Equity Incentive Plan, valued at $3,500,000 and subject to vesting as follows:

–	April 30, 2015 - 50%

–	April 30, 2016 - 25%

–	April 30, 2017 - 25%

The letter agreement provided that the sign-on award would be reduced by the gross amount of any cash bonus or the vesting of a restricted stock award received from Mr. Hoops’ former employer, prior to Mr. Hoops’ start date at Legg Mason. The agreement also provided that, if within 36 months of Mr. Hoops’ date of hire, his employment is terminated by Legg Mason, or by its successors or affiliates, for cause, as defined in the letter agreement, Mr. Hoops will be responsible for repaying a pro-rated amount of the cash award, plus all collection costs (including attorneys’ fees) incurred by Legg Mason. The pro-rated amount will be based on the number of months worked.

The letter agreement also provided that, for the performance year ending March 31, 2014, Mr. Hoops was eligible for, but not entitled to, an annual incentive award based on the portion of the fiscal year he was employed by Legg Mason. Any such award would be made pursuant to the incentive and restricted stock or other deferred compensation program(s) in effect at the time of payment. All compensation awards are subject to the approval of the Committee. The compensation package including deferred and future payments is dependent upon Mr. Hoops’ continued employment at the time of payment unless otherwise required by law.

In addition, the letter agreement provided that, for future performance cycles, Mr. Hoops will have an annual incentive target of $2,400,000. The amount of any actual incentive award is discretionary and contingent upon Legg Mason and Mr. Hoops’ performance, the approval of the Committee and, Mr. Hoops’ continued employment at the time of payment, as permitted by law.

Terence Johnson

Legg Mason & Co (UK) Limited entered into a Director’s Service Agreement dated April 1, 2013 with Mr. Johnson, providing for the terms of his employment as Head of Global Distribution. Mr. Johnson is entitled to an annual salary of £225,000 under the agreement, subject to increase in the discretion of the Compensation Committee. Mr. Johnson also may receive (but is not entitled to) a bonus in the discretion of the Committee. Mr. Johnson is entitled to insurance coverage to indemnify him for his duties, and also is eligible to participate in the pension arrangements established by Legg Mason & Co (UK) Limited. Mr. Johnson will receive life and health insurance coverage, at the discretion of his employer. His employment may be terminated any time for any reason after notice required by UK law. In addition, his employment may be terminated immediately for cause as described in the agreement. Mr. Johnson is subject to certain confidentiality covenants as well as restrictions on activities and investments related to other businesses. He is subject to post-termination restrictions on employment and solicitation of employees, clients and certain business partners as well.

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Outstanding Equity Awards at March 31, 2016

The following table provides information as of March 31, 2016 about the outstanding equity awards held by our named executive officers.

			Option Awards(1)(2)				Stock Awards
			Number of	Number of			Number of	Market Value	Equity incentive plan awards: number	Equity incentive plan awards: market
			Securities	Securities			Shares or	of Shares or	of unearned	or payout value of
			Underlying	Underlying	Option		Units of Stock	Units of Stock	shares, units	unearned shares,
			Unexercised	Unexercised	Exercise	Option	That Have	That Have	or other rights	units or other rights
			Options (#)	Options (#)	Price	Expiration	Not Vested	Not Vested	that have not	that have not vested
Name	Grant Date		Exercisable	Unexercisable	($)	Date	(#)(3)	($)(3)	vested (#)(4)	($)(4)
Joseph A.	07/27/2009		35,000	–	27.45	07/22/2017
Sullivan	05/17/2010		34,626	–	33.25	05/18/2018
	05/16/2011		27,418	–	33.99	05/17/2019
	05/16/2012		26,135	8,712	23.72	05/17/2020
	05/02/2013	(5)	500,000	–	31.46	05/02/2023
	05/16/2013		22,259	22,259	35.16	05/16/2021
	05/16/2014		37,406	112,220	47.64	05/16/2022
	05/15/2015		–	186,999	54.51	05/15/2023
	05/16/2014								10,202	353,797
	05/15/2015								13,031	451,898
	05/16/2012						8,116	281,463
	05/16/2013						17,918	621,396
	05/16/2014						28,338	982,761
	05/15/2015						38,525	1,336,047
Peter H.	02/01/2011		15,174	3,794	33.64	02/01/2019
Nachtwey	05/16/2011		9,520	–	33.99	05/17/2019
	05/16/2012		18,215	6,072	23.72	05/17/2020
	05/16/2013		11,871	11,872	35.16	05/16/2021
	05/16/2014		10,009	30,030	47.64	05/16/2022
	05/15/2015		–	47,106	54.51	05/15/2023
	05/16/2014								2,730	94,676
	05/15/2015								3,283	113,837
	05/16/2012						5,797	201,040
	05/16/2013						9,557	331,437
	05/16/2014						7,584	263,013
	05/15/2015						9,705	336,569
Thomas K.	05/16/2014		1,385	4,157	47.64	05/16/2022
Hoops	05/15/2015		–	38,557	54.51	05/15/2023
	05/16/2014								378	13,100
	05/15/2015								2,687	93,176
	01/06/2014						40,036	1,388,448
	05/16/2014						1,050	36,414
	05/15/2015						7,962	276,122
Terence	07/21/2008		5,000	–	33.97	07/22/2016
Johnson	07/27/2009		15,000	–	27.45	07/22/2017
	05/17/2010		5,781	–	33.25	05/18/2018
	05/16/2011		19,040	–	33.99	05/17/2019
	05/16/2012		20,591	6,864	23.72	05/17/2020
	05/16/2013		15,709	15,710	35.16	05/16/2021
	05/16/2014		14,103	42,311	47.64	05/16/2022
	05/15/2015		–	67,144	54.51	05/15/2023
	05/16/2014								3,847	133,397
	05/15/2015								4,679	162,259
	05/16/2012						6,755	234,263
	05/16/2013						11,636	403,536
	05/16/2014						10,685	370,556
	05/15/2015						13,833	479,728

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		Option Awards(1)(2)				Stock Awards
		Number of	Number of			Number of	Market Value	Equity incentive plan awards: number	Equity incentive plan awards: market
		Securities	Securities			Shares or	of Shares or	of unearned	or payout value of
		Underlying	Underlying	Option		Units of Stock	Units of Stock	shares, units	unearned shares,
		Unexercised	Unexercised	Exercise	Option	That Have	That Have	or other rights	units or other rights
		Options (#)	Options (#)	Price	Expiration	Not Vested	Not Vested	that have not	that have not vested
Name	Grant Date	Exercisable	Unexercisable	($)	Date	(#)(3)	($)(3)	vested (#)(4)	($)(4)
Thomas C.	07/21/2008	6,000	–	33.97	07/22/2016
Merchant	07/27/2009	7,500	–	27.45	07/22/2017
	05/17/2010	2,801	–	33.25	05/18/2018
	05/16/2011	5,712	–	33.99	05/17/2019
	05/16/2012	5,544	1,848	23.72	05/17/2020
	05/16/2013	2,885	2,886	35.16	05/16/2021
	05/16/2014	4,329	12,989	47.64	05/16/2022
	05/15/2015	–	21,505	54.51	05/15/2023
	05/16/2014							1,181	40,948
	05/15/2015							1,499	51,968
	05/16/2012					1,723	59,754
	05/16/2013					2,453	85,070
	05/16/2014					3,280	113,750
	05/15/2015					4,440	153,979

(1)	Option awards are made pursuant to our 1996 Equity Incentive Plan. The exercise price of each option is equal to the average of the high and low trading prices of our common stock on the NYSE on the grant date. Option holders may use previously owned shares to pay all or part of the exercise price.
(2)	Options awarded prior to 2011 are fully vested. In all cases, the Committee may accelerate the vesting of options. As of March 31, 2016, the vesting schedules for the other option awards, except the May 2, 2013 award for Mr. Sullivan, were as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
02/01/11	20% vests each year for five years from date of grant	05/31/16
05/16/12	25% vests each year for four years from date of grant	05/31/16
05/16/13	25% vests each year for four years from date of grant	05/31/16, 05/31/17
05/16/14	25% vests each year for four years from date of grant	05/31/16, 05/31/17, 05/31/18
05/15/15	25% vests each year for four years from date of grant	05/31/16, 05/31/17, 05/31/18, 05/31/19

(3)	Excludes number of shares and market value representing restricted stock units that would have settled if they had not been deferred. As of March 31, 2016, the vesting schedules for the restricted stock awards and restricted stock unit awards were as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
05/16/12	25% vests each year for four years from date of grant	04/30/16
05/16/13	25% vests each year for four years from date of grant	04/30/16, 04/30/17
01/06/14	50% vests in year one; 25% vests in years two & three	04/30/16, 04/30/17
05/16/14	25% vests each year for four years from date of grant	04/30/16, 04/30/17, 04/30/18
05/15/15	25% vests each year for four years from date of grant	04/30/16, 04/30/17, 04/30/18, 04/30/19

(4)	Performance share units may be earned and vested at the end of the three year performance period based on Legg Mason’s relative total stockholder return ranked against a peer group of 16 firms. The potential payout ranges from 0 - 150%. For the May 16, 2014 award, the three year period began on April 1, 2014 and will end on March 31, 2017. For the May 15, 2015 award, the three year period began April 1, 2015 and will end on March 31, 2018. The amount reported in the table is based on threshold level of performance, as a result of the TSR ranking at March 31, 2016, which yielded a valuation of 0.
(5)	Options awarded on May 2, 2013 represent an award of performance stock options to Mr. Sullivan upon his promotion as Chief Executive Officer, exercisable only if certain time based and stock price conditions were met. All conditions were satisfied prior to March 31, 2016: 25% of the award vested on May 2, 2015, and an additional 25% of the award vested on each of May 2, 2015, January 15, 2014 and June 5, 2014, upon achievement of specified stock price targets of $36.46, $41.46 and $46.46, respectively, for twenty consecutive days as of those dates.

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Option Exercises and Stock Vested Table

The following table provides information about exercises of stock options and vesting of restricted stock during fiscal year 2016 for our named executive officers.

	Option Awards		Stock Awards
	Number of	Value
	Shares	Realized on	Number of		Value Realized
	Acquired on	Exercise	Shares Acquired		on Vesting
Name	Exercise (#)	($)(1)	on Vesting (#)		($)(2)
Joseph A. Sullivan	70,822	$ 1,054,221	32,698	(3)	$1,737,571
Peter H. Nachtwey	–	–	15,880	(3)	843,863
Thomas K. Hoops	–	–	40,386		2,146,112
Terence Johnson	–	–	19,521		1,037,346
Thomas C. Merchant	–	–	5,048	(3)	268,251

(1)	The value realized upon exercise for stock options is calculated by multiplying the difference between the sale price of the shares underlying the options and the exercise price of the options by the number of shares acquired on exercise. Mr. Sullivan exercised options for the purchase of 70,822 shares and sold 53,418 shares for payment of the option exercise price and related taxes. He retained the balance of the shares acquired upon exercise.
(2)	The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of common stock on the vesting date (the average of the high and low trading prices of Legg Mason common stock on the vesting date) by the number of shares vested. Mr. Johnson sold 8,996 shares for related tax withholding and retained the balance of shares acquired on vesting. (U.S. based executive officers who elected to defer receipt of shares upon vesting of restricted stock units paid only Medicare and Social Security taxes on the deferred shares in cash upon vesting.)
(3)	Messrs. Sullivan, Nachtwey and Merchant deferred the distribution of 9,445, 2,527 and 1,093 shares, respectively. In accordance with their respective deferral elections for these awards, the shares will be distributed five years after the vest date (subject to any further deferral elections that an executive officer may make).

Non-Qualified Deferred Compensation

The Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Plan is a non-qualified deferred compensation plan available only to a select group of employees, including U.S.-based named executive officers, based on responsibilities and compensation levels. As of December, 31, 2014, deferrals were no longer accepted in the Phantom Stock Plan, but dividends continue to be credited as described below. Under the terms of the plan, participants were able to defer up to $60,000 in annual compensation on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of our common stock at a price equal to 90% of the market price on the deemed investment date. Dividends paid on our common stock are credited to phantom stock at a price equal to 95% of the market price on the dividend payment date. Earnings are accrued as they would be if investing in actual shares of Legg Mason common stock and include market appreciation and dividends. Amounts deferred under our Phantom Stock Plan, including contributions by Legg Mason, are fully vested at all times and are not subject to forfeiture. Amounts deferred under this plan are distributed to the participant, or his or her beneficiary, in shares of our common stock after the participant’s employment has terminated for any reason, either in lump sum distribution or three annual installments, at the participant’s election. In addition, Legg Mason may elect to distribute account balances to named executive officers in connection with a change of control if the plan and all substantially similar agreements are terminated with respect to the participants affected by the change of control. For purposes of our Phantom Stock Plan, a “change of control” will occur upon a change in (1) ownership of Legg Mason or Legg Mason & Co., LLC (“LM&Co.”), our administrative subsidiary, (2) effective control of Legg Mason or LM&Co., or (3) ownership of a substantial portion of the assets of Legg Mason or LM&Co.

The Legg Mason, Inc. Deferred Compensation Fund Plan is a non-qualified deferred compensation plan that is available only to a select group of employees, including U.S.-based named executive officers, based on responsibilities and compensation levels. Under the terms of the plan, participants may elect to defer up to $350,000 in annual salary and certain bonuses and commissions on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of Legg Mason sponsored mutual funds (“Legg Mason Funds”). Earnings are accrued as they would be if investing directly in the Legg Mason Funds and include market appreciation and dividends. Amounts deferred under our Deferred Compensation Fund Plan, including any earnings on those contributions, are fully vested at all times and are not subject to forfeiture. Participants must elect, at the time they decide to defer compensation, whether: (1) to take an in service distribution or distribution upon termination; (2) to receive their future distributions from the plan in (a) a single lump sum or (b) three equal annual installments (available only if the total account balance is greater than $17,500); and (3) to have the distributions begin immediately after termination or one year from the date of termination. Participants will receive distributions in cash, except for in-service elections, which distributions may be made, in Legg Mason’s sole discretion, in shares of Legg Mason Funds or cash. In addition, Legg Mason will distribute account balances to participants in connection with a change of control if the plan and all substantially similar agreements are terminated with respect to the participants affected by the change of control. For purposes of our Deferred Compensation Fund Plan, a “change in control event” will occur upon a change in (1) ownership within the meaning of §1.409A-3(i)(5)(v) of regulations promulgated by the U.S. Department of the Treasury, (2) effective control within the meaning of §1.409A-3(i)(5)(vi) of the regulations, or (3) ownership of assets within the meaning of §1.409A-3(i)(5)(vii) of the regulations.

Executive officers also may elect to defer the receipt of shares upon vesting of restricted stock unit awards granted under Legg Mason’s 1996 Equity Incentive Plan. To be effective, executive officers must make a deferral election by September 30 of each calendar year, with respect to restricted stock units that qualify as performance-based compensation under Section 409A of the Code, for Legg Mason’s fiscal year ending on the following March 31. A deferral election is irrevocable once made, except as may be described in an award agreement. In the event an executive officer makes a deferral

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election with respect to any portion of an award, the shares of common stock underlying the deferred restricted stock units will not be distributed to the recipient until the designated deferral date; provided, however, that, unless the award agreement provides otherwise, all deferrals will terminate and any shares underlying any vested, deferred restricted stock units will be distributed upon a separation from service or change in control of Legg Mason (as defined in the award agreement). Executive officers may also be able to make a subsequent election to further defer distribution of shares and that such an election will not take effect for 12 months and must be made at least one year before the originally selected deferral date selected by the executive officer. Additional deferral periods must be a multiple of five years. Dividends are paid in cash at the same rate paid to all shareholders.

The following table provides information about non-qualified deferred compensation plan transactions and balances during fiscal year 2016 by our named executive officers.

		Executive	Company	Aggregate	Aggregate
		Contributions	Contributions	Earnings	Balance at
Name	Plan	in Last FY(1)	in Last FY(2)	in Last FY(3)	Last FYE(4)
Joseph A. Sullivan	Phantom Stock Plan	$–	$135	$(66,794)	$118,416
	Deferred Compensation Fund Plan	350,000	–	(31,423)	451,043
	Deferred Restricted Stock Units	501,907	–	(168,687)	327,553
Peter H. Nachtwey	Deferred Restricted Stock Units	134,285	–	(45,132)	87,636
Thomas K. Hoops	Deferred Compensation Fund Plan	325,000	–	451	325,451
Terence Johnson		–	–	–	–
Thomas C. Merchant	Phantom Stock Plan	–	53	(26,375)	46,760
	Deferred Compensation Fund Plan	107,500	–	(7,943)	142,552
	Deferred Restricted Stock Units	58,082	–	(19,521)	37,905

(1)	Executive officer contributions include amounts deferred under the Deferred Compensation Fund Plan and the value of deferred restricted stock units that vested during fiscal year 2016. The Deferred Compensation Fund Plan amounts are included in the Summary Compensation Table as salary and/or bonus. The deferred restricted stock units are included in the Summary Compensation Table as stock awards in the year that they were granted. The deferred restricted stock units are valued upon vesting by multiplying the fair market value of a share of common stock on the vesting date (the average of the high and low trading prices of Legg Mason common stock on the vesting date) by the number of shares vested. The number of shares vested and deferred for Messrs. Sullivan, Nachtwey, and Merchant are 9,445, 2,527, and 1,093, respectively.
(2)	Legg Mason contributions are included in the All Other Compensation column of the Summary Compensation Table and consist of the contribution of the 5% discount to the market price of a share of common stock upon the crediting of dividends to phantom stock during the fiscal year.
(3)	Aggregate earnings are calculated by subtracting the value of the named executive officer’s account balances at March 31, 2015 and the executive and Legg Mason contributions made during fiscal year 2016 from the value of the officer’s account balances at March 31, 2016. Aggregate earnings for deferred restricted stock units include amounts paid in cash for dividends. Dividend amounts are reflected in the All Other Compensation column of the Summary Compensation Table.
(4)	The aggregate balance under the Phantom Stock Plan and the deferred restricted stock units is calculated by multiplying the phantom stock or deferred restricted stock unit account share balance by the closing price of Legg Mason’s common stock on March 31, 2016. Phantom stock and deferred restricted stock unit distributions are made in shares of common stock on a one-for-one basis. The aggregate balance under the Deferred Compensation Fund Plan is calculated by multiplying the deferred fund share account balance by the closing net asset value of the applicable Legg Mason Funds on March 31, 2016. Distributions from the Deferred Compensation Fund Plan are made in either cash or shares of Legg Mason Funds.

Potential Payments on Termination or a Change of Control

We have not provided our named executive officers with employment agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change of control of Legg Mason. Severance decisions are made on a case-by-case basis at the time a named executive officer’s employment ends.

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term equity incentive awards in the form of stock options, restricted stock units and performance share units. Prior to fiscal year 2014, our named executive officers also received restricted stock. In addition, our named executive officers may elect to participate in our Deferred Compensation Fund Plan and, until December 31, 2014, could elect to participate in our Phantom Stock Plan. Except as discussed below, our named executive officers will forfeit their unvested stock options, restricted stock or restricted stock units and performance share units if their employment with us ends.

Stock Options

Unvested stock options and performance stock options held by our named executive officers automatically vest and become exercisable upon the termination of the named executive officer’s employment as a result of his or her death or disability. Unvested options automatically vest and become exercisable if the named executive officer’s employment terminates within one year of a change of control without cause or due to good reason. Options (except for our performance stock option award issued in May 2013) automatically vest if the named executive officer’s employment is terminated without cause due to a reduction in workforce.

If a named executive officer’s employment ends for any reason other than those described above before all of his or her stock options have vested, the unvested stock options are automatically forfeited except that upon termination of employment without cause and due to retirement, stock options issued on or after May 15, 2015 continue to vest based on the original vesting schedule. The Committee has the authority to accelerate the vesting of any stock options in its discretion at any time. A named executive officer, or his or her beneficiaries, must exercise all vested options (1) within one year of the date on which his or her employment terminates as a result of death or disability or (2) within three months of the date on which his or her employment terminates for any other reason, except that upon termination of employment without cause and due to retirement, stock options

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issued on or after May 15, 2015 will expire three months after the last vest date of the award. In the event of death during the period when a retired executive officer’s stock options continue to vest, the unvested options become vested and exercisable on the date Legg Mason becomes aware of the death. In order to retire for purposes of our stock options, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason.

For purposes of our stock options, a “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 40% (90% for awards issued after May 2010) of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the year in which the award is made, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

For purposes of our stock options, “cause” means any of the following behavior by an option recipient (1) any conduct that competes with Legg Mason, breaches any obligation or duty of loyalty to Legg Mason or materially injures Legg Mason; (2) a material violation of any law, regulation or Legg Mason policy; (3) a court or regulatory order that prevents an option recipient from performing his or her duties or being associated with an investment advisor; (4) material malfeasance, disloyalty or dishonesty; (5) conviction of a felony; (6) any failure to devote sufficient professional time to his or her duties; (7) failure to satisfactorily perform duties, or gross misconduct or gross negligence in the performance of duties; or (8) failure to maintain any required licenses.

For purposes of our stock options, “good reason” means (1) a material adverse change in the responsibilities of the option recipient from those in effect prior to the change of control; (2) the recipient’s principal place of employment is moved more than 50 miles from the location immediately prior to the change of control; (3) the recipient’s base salary is significantly reduced; or (4) the recipient’s incentive compensation for a fiscal year is materially reduced from his or her incentive compensation for the prior fiscal year, and such reduction is not related to a reduction in responsibilities or either individual or corporate performance.

Restricted Stock

Unvested shares of restricted stock issued to a named executive officer will automatically vest upon (1) the named executive officer’s death; (2) termination of the named executive officer’s employment due to disability or a reduction in workforce; or (3) termination following a change of control of Legg Mason as discussed below. Upon vesting, shares cease to be subject to transfer restrictions and forfeiture. Subject to the exceptions discussed herein, in the event a named executive officer’s employment ends for any reason before all of his or her shares of restricted stock have vested, the unvested shares of restricted stock will automatically be forfeited. If a named executive officer retires from Legg Mason, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement. In order to retire for purposes of our restricted stock grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. The Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

Shares of restricted stock vest upon a “change of control” only if, within 12 months of the change of control, the named executive officer is terminated without cause or terminates his or her employment for good reason. See “Stock Options” above for the definitions of “cause” and “good reason” used for these awards. A “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the grant year, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

Restricted Stock Units

Unvested restricted stock units issued to a named executive officer will automatically vest and vested but undistributed shares will be distributed upon (1) the named executive officer’s death; (2) separation from service of the named executive officer due to disability; or (3) separation from service following a change of control of Legg Mason as discussed below. If a named executive officer’s employment terminates due to the elimination of his or her employment in connection with a reduction in workforce and such termination of employment is without “cause”, then, as of the date of such termination, his or her unvested award will be 100% vested and vested but undistributed shares will be distributed; provided, however, that in the event that the named executive officer fails to sign a general release of claims provided by Legg Mason, or signs and revokes such release within the time permitted by law to revoke such release, then any shares of our common stock received in connection with the restricted stock units that became vested on such termination will be cancelled and must be returned to Legg Mason. Upon vesting, restricted stock units cease to be subject to forfeiture. Subject to the exceptions discussed herein, in the event a named executive officer has a separation from service for any reason before all of his or her restricted stock units have vested, the unvested restricted stock units will automatically be forfeited, however, vested but undistributed shares will be distributed. If a named executive officer retires from Legg Mason, his or her restricted stock units will continue to vest in accordance with the

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original vesting schedule as long as he or she continues to meet the definition of retirement. If a retired executive officer dies during the period that awards continue to vest, his or her awards become vested and exercisable on the date Legg Mason becomes aware of the death. In order to retire for purposes of our restricted stock unit grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason.

Restricted stock units vest upon a “change of control” only if, within 12 months of the change of control, the named executive officer is terminated without cause or terminates his or her employment for good reason. See “Stock Options” above for the definitions of “cause” and “good reason” used for these awards. A “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the grant year, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board. Notwithstanding anything to the contrary, to the extent that Section 409A of the Code, applies to an award of restricted stock units, the definition of “change in control” in the award agreement shall control for purposes of vesting an award, but shall not trigger a distribution unless the event also constitutes a change in control within the meaning of Section 409A(a)(2)(A)(v) of the Code.

Performance Share Units

Performance share units are designed to vest at the end of a three year performance period, if at all, subject to the satisfaction of defined relative performance criteria. The Compensation Committee has the discretion to reduce a payout. A pro rata portion of performance share units issued to a named executive officer will automatically vest upon (1) the named executive officer’s death; (2) termination of the named executive officer’s employment due to disability; or (3) termination following a change of control of Legg Mason as discussed below. See the definition of “change of control” above under the caption “Restricted Stock Units.” A pro rata portion of performance share units issued to a named executive officer will vest upon a termination that is not for cause in connection with a reduction in workforce. In such case, the payout will be made at the end of the performance period, at the lesser of target or the amount determined based upon the satisfaction of the relative performance criteria at the end of the performance period. See the definition of “cause” above under the caption “Stock Options.” Subject to the exceptions discussed herein, in the event a named executive officer’s employment ends for any reason before the end of the performance period, the unvested performance share units will automatically be forfeited. If the named executive officer’s employment ends before the end of the performance period by reason of retirement, then a pro rata portion of the performance share units will vest and be earned as of the end of the performance period, as long as the named executive officer continues to meet the definition of retirement. In order to retire for purposes of our performance share unit grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. If the named executive officer does not engage in competitive activity, the number of shares issuable in respect of the vested pro rata portion of the actual award (as determined based on satisfaction of the relative performance criteria) will be paid at the end of the performance period and any remaining performance share units will be forfeited.

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Estimated Post-Termination Payments Table

The following table sets forth information regarding potential accelerated payments to each of our named executive officers in the event of a termination of employment, upon death or disability or following a change of control of Legg Mason. For the purposes of this table, amounts are calculated as if the employment termination, death or disability or change of control occurred on March 31, 2016. None of our named executive officers were eligible to retire under the terms of any award as of March 31, 2016.

			Accelerated Restricted		Accelerated
	Accelerated		Stock/ Restricted		Performance
Name	Stock Options(1)		Stock Units(2)		Share Units
Joseph A. Sullivan(3)
Upon Termination	$95,484	(4)	$3,221,667	(5)	$—	(6)
Upon Death or Disability	95,484		3,221,667		1,545,988	(7)
Upon a Change of Control(8)	95,484		3,221,667		1,545,988	(7)
Peter H. Nachtwey
Upon Termination	70,495	(4)	1,132,059	(5)	—	(6)
Upon Death or Disability	70,495		1,132,059		404,253	(7)
Upon a Change of Control(8)	70,495		1,132,059		404,253	(7)
Thomas K. Hoops(3)
Upon Termination	—	(4)	1,700,984	(5)	—	(6)
Upon Death or Disability	—		1,700,984		159,169	(7)
Upon a Change of Control(8)	—		1,700,984		159,169	(7)
Terence Johnson
Upon Termination	75,229	(4)	1,488,083	(5)	—	(6)
Upon Death or Disability	75,229		1,488,083		572,069	(7)
Upon a Change of Control(8)	75,229		1,488,083		572,069	(7)
Thomas C. Merchant(3)
Upon Termination	20,254	(4)	412,553	(5)	—	(6)
Upon Death or Disability	20,254		412,553		178,487	(7)
Upon a Change of Control(8)	20,254		412,553		178,487	(7)
(1)	The amounts include unvested, in-the-money stock options that would immediately vest upon the listed event. Amounts are calculated by adding for each grant of unvested, in-the-money options, the product of the number of shares underlying the options multiplied by the difference between $34.68, the closing price of our common stock on March 31, 2016, and the exercise price. In addition, as of March 31, 2016, Messrs. Sullivan, Nachtwey, Johnson and Merchant held $2,217,923, $221,986, $359,082 and $127,193, respectively, of in-the-money, unexercised, vested stock options (using the same method of calculation) which can be exercised at any time, including following termination (other than a termination for cause), death or disability or a change of control.
(2)	The amounts are calculated by multiplying the applicable number of unvested shares of restricted stock and restricted stock units held by the named executive officer at the close of business on March 31, 2016 by $34.68, the closing price of our common stock on that day.
(3)	Messrs. Sullivan, Hoops and Merchant would also receive distributions of their phantom stock accounts and/or deferred compensation fund accounts, which are not subject to vesting. See the discussion under “Non-Qualified Deferred Compensation” above.
(4)	Represents stock options that immediately vest upon a termination that is not for cause in a reduction in force.
(5)	Represents shares of restricted stock and restricted stock units that immediately vest or continue to vest under their vesting schedules upon a termination that is not for cause in a reduction in force.
(6)	At March 31, 2016, no amount would be payable under the awards, based on performance.
(7)	Death or disability amounts and change of control amounts represent the product of the pro rata portion of performance share units at target that would immediately vest multiplied by $34.68, the closing price of our common stock on March 31, 2016.
(8)	The definition of “change of control” of Legg Mason differs for the acceleration of stock options, restricted stock, restricted stock units and performance share units. See the discussion preceding this table under “Potential Payments on Termination or a Change of Control.” For stock options, restricted stock, restricted stock units and performance share units, assumes termination of employment on the change of control date without cause or for good reason for awards for which such a termination is a condition to accelerated vesting following a change of control.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended March 31, 2016.

COMPENSATION COMMITTEE

Cheryl Gordon Krongard, Chair
Dennis M. Kass
John V. Murphy
John H. Myers
Kurt L. Schmoke

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the financial accounting and reporting of Legg Mason and its subsidiaries by selecting and compensating the company’s independent registered public accounting firm (“independent auditors”), providing oversight of the work of the independent auditors and reviewing the scope and results of audits conducted by them, reviewing the activities of Legg Mason’s internal auditors, discussing with independent auditors, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls and reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements. The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP. The Chairman of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

The Audit Committee is composed of five non-employee directors and operates under a written charter adopted by the Board of Directors that was last amended on April 27, 2015. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate, and that at least one member has accounting or other related financial management expertise, in each case as such qualifications are defined under the Listing Standards of the New York Stock Exchange. The Board of Directors has also determined that each of Messrs. Angelica, Davidson, Huff and Kass qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee evaluates the performance of the independent auditors, including the lead partner, each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers, among other things, the quality and efficiency of the services provided by the auditors, the auditors’ global capabilities, the auditors’ technical expertise, tenure as the Company’s independent auditors and knowledge of the Company’s global operations and industry. Based on this evaluation, the Audit Committee decided to retain PricewaterhouseCoopers LLP to serve as independent auditors for the year ending March 31, 2017. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the independent auditors at the 2016 Annual Meeting (see Proposal 4 — “Ratification of the Appointment of Legg Mason’s Independent Registered Public Accounting Firm”).

The Audit Committee held five meetings during the fiscal year ended March 31, 2016. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, internal auditors and Legg Mason’s independent auditors. Among the topics discussed during these meetings were financial results, the results of audits conducted by both the internal auditors and independent auditors, other accounting and auditing matters, internal and disclosure controls and corporate compliance with applicable laws and regulations. The Audit Committee reviewed with Legg Mason’s internal auditors and its independent auditors the overall scope and plans for their respective audits and discussed with both the internal auditors and the independent auditors the results of their examinations and their evaluations of Legg Mason’s internal controls. The Audit Committee’s discussions with management and the independent auditors included a review of significant accounting policies applied by Legg Mason in its financial statements.

The Audit Committee also reviewed and discussed Legg Mason’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed with Legg Mason’s management and its independent auditors, management’s annual report on the effectiveness of Legg Mason’s internal control over financial reporting as of March 31, 2016 and the independent auditors’ related attestation report.

Legg Mason’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles and for the establishment and effectiveness of Legg Mason’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Legg Mason’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards, attesting to the effectiveness of Legg Mason’s internal control over financial reporting and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operation and cash flows of Legg Mason in conformity with generally accepted accounting principles in the United States. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee has discussed and reviewed with the independent auditors, and received from the independent auditors, all communications required by the Public Company Accounting Oversight Board, has reviewed and discussed the audited consolidated financial statements of Legg Mason with management and the independent auditors and has discussed with the independent auditors their independence from Legg Mason and its management. When considering the independent auditors’ independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services. The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed

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by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing PricewaterhouseCoopers LLP internal quality control procedures.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2016 be included in Legg Mason’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Barry W. Huff, Chairman
Robert E. Angelica
Carol Anthony (“John”) Davidson
Dennis M. Kass
Margaret Milner Richardson

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Kass, Murphy, Myers and Schmoke and Ms. Krongard served as members of our Compensation Committee during fiscal year 2016. No member of the Compensation Committee was an officer or employee of Legg Mason or any of its subsidiaries during fiscal year 2016, and no member of the Compensation Committee was formerly an officer of Legg Mason or any of its subsidiaries or was a party to any disclosable related person transaction involving Legg Mason. During fiscal year 2016, none of the executive officers of Legg Mason has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of Legg Mason.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of their asset management businesses, subsidiaries of Legg Mason may from time to time invest client assets in companies in which Trian Fund Management, L.P. (“Trian”), its affiliates or its funds may be significant stockholders. Trian beneficially held 10.38% of our outstanding common stock as of March 31, 2016.

The Permal Group, a Legg Mason subsidiary which we combined with EnTrust Capital on May 2, 2016 to form EnTrustPermal, invests client assets in certain funds and investment vehicles (collectively, the “Trian funds”) managed by Trian. During the fiscal year ended March 31, 2016, Permal made investments in Trian funds on behalf of clients of approximately $5,480,000 and redemptions of approximately $132,434,940. In addition, Permal clients received distributions of approximately $6,063,984 from Trian funds during the fiscal year ended March 31, 2016. At fiscal year-end, the market value of all investments by Permal clients in Trian funds was approximately $264,145,678. During the fiscal year ended March 31, 2016, there was an aggregate of $5,836,805 in management and incentive fees paid or allocated by the Trian funds to Trian and its affiliates in connection with Permal clients’ investments.

From time to time, our directors, executive officers and employees, members of their immediate families and companies, affiliates of companies or investment vehicles managed by companies that employ or are associated with our directors may have investments in various investment vehicles or accounts sponsored or managed by our subsidiaries or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

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PROPOSAL 2	RE-APPROVAL OF THE LEGG MASON, INC. 1996 EQUITY INCENTIVE PLAN

In 1996, the Committee adopted, and the Board of Directors and stockholders approved, the Legg Mason, Inc. 1996 Equity Incentive Plan (the “Plan”). In 1999, 2004, 2007, 2009 and 2011, the Committee adopted, and the Board of Directors and stockholders approved, amendments to the Plan increasing the number of shares covered by the Plan. The 2004 amendment to the Plan (i) extended the last day on which grants may be made under the Plan from April 17, 2006 to April 20, 2014 and (ii) removed a sentence from the Plan that had authorized the granting of awards in replacement of prior awards granted under the Plan. The 2011 amendments to the Plan also (i) extended the last day on which grants may be made under the Plan from April 20, 2014 to April 20, 2019 and (ii) expanded performance metrics available under the provisions of the Plan that comply with Section 162(m) of the Internal Revenue code of 1986, as amended (the ‘Code”). In 2006, 2008, 2011 and 2012, the Committee adopted several technical amendments to the Plan.

The purpose of the Plan is to provide key employees of Legg Mason and its subsidiaries various stock ownership and performance incentives toward achievement of continued growth, profitability and success of Legg Mason. The Plan, as amended to date and as adjusted for stock splits since it was adopted, covers a total of 41,500,000 shares of common stock. The number of shares available for issuance under the Plan, as of May 31, 2016, was 3,239,148.

The proposal seeks re-approval of the Plan for purposes of Section 162(m) of the Code. In order to meet the requirements of Section 162(m), the Plan must be resubmitted to, and re-approved by, stockholders every five years. Legg Mason’s stockholders re-approved the Plan in 2001, 2006 and 2011, and the Board of Directors has approved submitting the Plan for re-approval by a vote of stockholders at this Annual Meeting.

Re-approval of the Plan by Legg Mason’s stockholders is required to maintain the feature of the Plan described below under the heading “Awards Subject to Section 162(m),” including the performance metrics described below. This feature is a significant element of Legg Mason’s long-term incentive compensation for executives discussed above in this proxy statement. Accordingly, the Board of Directors believes that it is important to maintain this feature and recommends that the stockholders re-approve the Plan.

If the proposal is not approved by stockholders, the Plan will continue in effect but we will not be able to issue awards thereunder that qualify as performance-based compensation under Section 162(m).

The benefits to be awarded under the Plan to our executive officers and other employees in the future are not presently determinable. Our non-employee directors are not eligible to receive benefits under the Plan. The following table sets out the benefits awarded under the Plan for the fiscal year ended March 31, 2016 to the people listed.

	Stock Options		Restricted Stock Units		Performance Share Units
	Number	Dollar	Shares	Dollar	Shares	Dollar
Name and Position	Granted	Value(1)	Granted	Value(2)	Granted	Value(3)
Joseph A. Sullivan Chief Executive Officer	211,735	$1,660,000	53,137	$1,660,000	85,744	$1,660,000
Peter H. Nachtwey Chief Financial Officer	60,714	476,000	15,269	477,000	24,587	476,000
Thomas K. Hoops Executive Vice President	49,745	390,000	12,484	390,000	20,145	390,000
Terence Johnson Executive Vice President(4)	78,817	617,910	19,780	617, 910	31,918	617,910
Thomas C. Merchant General Counsel	28,444	223,000	7,170	224,000	11,519	223,000
All current executive officers as a group	449,984	3,527,854	113,038	3,531,291	182,226	3,527,854
All non-executive officer employees as a group	306,504	2,379,740	1,898,242	60,534,157	715,698	28,284,385
(1)	Stock option awards are valued for this table as of the grant date (May 13, 2016) using a Black-Scholes option pricing model. The amount reported represents the grant date fair value as calculated in accordance with accounting guidance.
(2)	Restricted stock unit awards are valued for this table as of the grant date (May 13, 2016) using the average of the high and low trading prices of our common stock on that date.
(3)	Performance share unit awards are valued for this table as of the grant date (May 13, 2016) using a Monte-Carlo simulation pricing model. The amount reported represents the grant date fair value as calculated in accordance with accounting guidance.
(4)	Mr. Johnson’s equity incentive awards were determined in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.437 on May 13, 2016, which was the grant date. Conversion rate data is obtained from xe.com.

The closing price of our common stock on the New York Stock Exchange on May 26, 2016 was $33.75 per share.

The Board of Directors recommends a vote “FOR” the re-approval of the 1996 Equity Incentive Plan.

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Description of 1996 Equity Incentive Plan

General. Subject to adjustment in certain circumstances discussed below, the Plan, as amended in 1999, 2004, 2007, 2009 and 2011 and adjusted to reflect stock splits, authorizes the issuance of up to 41,500,000 shares of common stock. Shares subject to grants under the Plan will be re-available to be included in other awards in the following circumstances:

•	to the extent awards under the Plan expire or are terminated for any reason without being exercised;

•	if the shares of common stock subject to an award are forfeited;

•	if the Committee permits the shares to be exchanged for awards not involving common stock; or

•	if the recipient uses the shares for the payment of the purchase price of shares upon exercise of a stock option.

Administration of the Plan. The Committee administers and interprets the Plan and has the sole authority to determine:

•	persons to whom awards may be granted under the Plan;

•	the type, size and other terms and conditions of each award;

•	the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting; and

•	any other matters arising under the Plan.

Except as provided by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Code, the Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances to our Chief Executive Officer and other senior officers.

The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs (as defined below) or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (1) stock options; (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) common stock, including restricted common stock, or common stock derivatives; (4) common stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the Plan’s purpose. The Committee may grant these awards individually, in combination or in tandem.

Eligibility for Participation. Awards may be made to any key employee (including officers and employee directors) of Legg Mason or any of its subsidiaries as designated by the Committee. 1,025 employees received awards under the Plan for the fiscal year ended March 31, 2016. Subject to adjustment as described below (including for any stock splits or similar transactions), during any calendar year no participant may receive awards for more than 999,999 shares of common stock issued or available for issuance under the Plan.

Stock Options. Stock options granted under the Plan are so-called “nonqualified stock options” that are not intended to qualify as incentive stock options within the meaning of Section 422 of the federal tax code (“NQSOs”). As of May 31, 2016, we had 5,202,583 stock options outstanding with a weighted-average exercise price of $37.44 and a weighted-average remaining life of 5.2 years.

All stock options are subject to the terms and conditions set forth in the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve, or delegate the authority to approve, the form and provisions of each award notice.

The Committee fixes the option price per share at the date of grant. The option price of an NQSO may not be less than the fair market value of the underlying shares of common stock on the date of grant. The Committee also determines the term of each option; however, the exercise period may not exceed ten years from the date of grant.

The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the Plan, a participant may pay the option price:

•	in cash, or by check, bank draft or money order;

•	by delivering shares of common stock or restricted common stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price; or

•	by any combination of the foregoing.

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The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

Stock Appreciation Rights. The Committee may grant SARs alone (“Freestanding SARs”) or in tandem with any stock option (“Tandem SARs”). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of common stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR’s exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 50% of the fair market value of the common stock on the date of the grant of the Freestanding SAR.

Stock Awards. The Committee may grant awards in the form of shares of common stock, restricted shares of common stock or common stock derivatives (“Stock Awards”). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the Code, or for consideration, subject to any conditions and restrictions the Committee imposes.

Performance Shares. The Committee may grant performance shares, which are either shares of common stock or units which are expressed in terms of common stock. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the “Performance Period”) of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than common stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

Awards Subject to Section 162(m). Section 162(m) of the Code generally disallows a public company’s deductions for employee remuneration exceeding $1,000,000 per year for the chief executive officer and any of the other three most highly compensated executive officers of the company, but contains an exception for qualified “performance-based compensation.” Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

The Plan provides that within 90 days after the start of each fiscal year or Performance Period, the Committee will:

•	designate the participants who are subject to the provisions of Section 162(m) of the Code;

•	select the performance goal or goals applicable to the year or other Performance Period; and

•	establish the amount or number, and the method of computing the amount or number of Stock Awards, performance shares or performance units which may be granted, or the amount of any loan made under the Plan which may be forgiven, upon the attainment of the performance goals.

The performance goals as approved by stockholders in 2011 are limited to one or more of the following:

•	future economic value per share of Common Stock;

•	basic, diluted or adjusted earnings per share (either before or after taxes);

•	growth in earnings per share of Common Stock;

•	return on average common equity, return on capital, return on equity;

•	net revenue;

•	operating income or profit;

•	net income or profit (either before or after taxes);

•	earnings and/or net income or profit before interest and taxes;

•	earnings and/or net income or profit before interest, taxes, depreciation and amortization;

•	margins, operating margins, adjusted margins or adjusted operating margins;

•	return on assets;

•	net cash provided by operations;

•	free cash flow;

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•	price of Common Stock;

•	book value per share;

•	economic profit;

•	economic value; and

•	total stockholder return.

Following the completion of each fiscal year or other Performance Period, the Committee will certify in writing whether the applicable performance goals have been achieved for the applicable period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to Section 162(m) participants, or the amount of any loan forgiven on behalf of any such participant, for the period. Legg Mason will pay the amounts due to a participant following the end of the applicable fiscal year or other Performance Period after the certification by the Committee.

The maximum annual amount that may be paid to, or the amount of any loan that may be forgiven on behalf of, a Section 162(m) participant for the 2017 fiscal year may not exceed $13,455,000 and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options and other awards not governed by these 162(m) provisions are not included.

Other Terms of Awards. The Plan authorizes awards to be paid in cash, common stock, common stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. However, except in limited situations, stock options, stock settled SARs, stock awards and performance units or shares payable in shares of common stock must be paid in shares of common stock or common stock derivatives. In addition, the Plan provides that the Committee may authorize the making of loans or cash payments to participants in connection with any award under the Plan or to be used to exercise a stock option or to pay any consideration required in connection with a Stock Award. These loans may be secured by any security, including common stock or common stock derivatives, underlying or related to the award (so long as the amount of the loan does not exceed the fair market value of the security subject to the award), and may be forgiven upon the terms and conditions established by the Committee at the time of the loans or at any time thereafter, including the attainment of performance goals that meet the requirements of Section 162(m) of the Code. If an award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include, as part of the award, an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend or dividend equivalent.

The Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement or any other approved reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the Plan in the event of his or her death, disability, retirement or termination for any other approved reason.

The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are consistent with the Plan.

Restrictions on Transferability of Awards. No awards under the Plan may be transferred, except by will or the laws of descent and distribution, except, if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more family members. The restrictions described in this sentence do not apply to any restricted shares of common stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR or other award has been transferred in accordance with the terms of the Plan.

Amendment, Term and Termination of the Plan. Through the Committee, we may amend or terminate the Plan at any time. However, the Committee may not, without stockholder or Board approval, as necessary:

•	adopt any amendment which would increase the maximum number of shares which may be issued under the Plan (except as described below);

•	modify the Plan’s eligibility requirements; or

•	make any amendment that requires stockholder approval pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Code.

The Plan became effective as of April 18, 1996, and will terminate on April 20, 2019, unless terminated earlier by the Board or extended by the Board with approval of our stockholders. No award may be made under the Plan after its termination, but earlier awards may extend beyond the date of termination.

Adjustment Provisions. If there is any change in the number of outstanding shares of common stock through the declaration of stock dividends, stock splits or the like, the number of shares available for awards, the shares subject to any existing award and the option prices or exercise prices of existing awards will be automatically adjusted to reflect such change in the number of shares of common stock outstanding. If there is any change in the number of outstanding shares of common stock through any change in the capital account of Legg Mason, or through any other transaction referred to in Section 424(a) of the Code, the Committee will make appropriate adjustments in the maximum number of shares of common stock which may be issued under the Plan and any adjustments and/or modifications to outstanding awards as it deems appropriate to reflect such change in the number of shares of common stock outstanding. In the event of any other change in our capital structure or in the common stock, the Committee is authorized to make appropriate adjustments in the maximum number of shares of common stock available for issuance under the Plan and any adjustments and/or modifications to outstanding awards to reflect such other change.

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Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of a NQSO under the Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price of the NQSO, and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of common stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of common stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

Local and state tax authorities may also tax incentive compensation awarded under the Plan.

Tax Withholding. We may require a participant to pay us the amount of any taxes which we are required to withhold in connection with any award or to take whatever action we deem necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the Plan. Our obligation to issue shares of common stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. We may deduct from any cash payment under the Plan an amount sufficient to cover the participant’s federal, state and local withholding tax obligations associated with the payment.

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PROPOSAL 3	ADVISORY VOTE TO APPROVE THE COMPENSATION OF LEGG MASON’S NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we are providing stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. At our 2011 Annual Meeting of Stockholders, we submitted a non-binding advisory vote to our stockholders to determine the frequency of our future say on pay votes. In that vote, we recommended, and a majority of our stockholders approved, an annual say on pay vote. The Board of Directors decided to submit a say on pay vote to our stockholders annually. As is required by SEC rules, we will hold an advisory vote on frequency of say on pay votes every six years, which means the next such vote will be held at our Annual Meeting of Stockholders in 2017.

The compensation of our named executive officers is performance-oriented and consistent with the interests of our stockholders. Our compensation programs for named executive officers are intended to link compensation to performance; to provide competitive compensation levels to attract, incent, retain and reward executives; and to align management’s interests with those of our stockholders.

Our named executive officer compensation is primarily based on incentive compensation, typically paid in a combination of cash bonuses and long-term equity awards which include performance based awards as well as awards that vest over a specified period of time. Base salaries constitute a relatively small portion of the compensation of our named executive officers. Incentive compensation awards are made after a fiscal year end and are primarily based upon our corporate performance and the performance of our named executive officers. As part of fiscal year 2016 incentive compensation, we awarded performance share units that will result in payout only based on performance relative to a defined group of peers over a three year period. Our equity incentive awards are designed to tie a significant portion of incentive compensation directly to the long-term performance of Legg Mason, as measured by our stock price. We also have adopted a policy for recoupment of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a restatement of our financial results or if a named executive officer is terminated with cause.

In addition to these principles, we encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other related tables and disclosures for a detailed description of the fiscal year 2016 compensation of our named executive officers. As is discussed in more detail above, we believe that our named executive officer compensation for fiscal year 2016 appropriately reflects our financial performance and strategic accomplishments during the fiscal year and is supported by comparisons of our compensation levels to that of our competitors. Fiscal year 2016 was a year of disappointing financial performance, despite execution on strategic priorities. While the Board was pleased with management’s work and achievements on strategic priorities, Legg Mason’s financial performance in fiscal year 2016 drove the Committee’s to reduce executive compensation for the fiscal year.

Management’s successes during the year included:

•	Announcing three acquisitions and a strategic investment which expand our investment capabilities and fill key product gaps identified by management and approved by our Board as strategic priorities

•	Implementing a management equity plan and enhanced revenue sharing arrangements at Royce & Associates to support that investment affiliate’s repositioning

•	Expanding investment product offerings by entering the ETF market and by commercializing multiple products across investment affiliates, investment strategies and markets

•	Continuing to calibrate costs and diversify our business amidst volatile markets and investor reallocations of assets industry-wide, impacting active asset managers

The Compensation Committee made executive incentive award decisions based on performance during the year, including the performance metrics and strategic qualitative factors discussed below. The following table summarizes the performance metrics the Committee reviewed in making compensation decisions:

Metric	Target	Actual
Net long-term AUM flows	$28.4 billion	($11.2 billion)
Net revenues	$2,345 million	$2,115 million
Global distribution unit gross sales	$88 billion	$70 billion
Adjusted Income	$493 million	$370 million
Global distribution unit earnings contribution	$287 million	$253 million
Earnings per share	$3.18	($ 0.25)

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The Committee considered the following relative performance metrics among a group of ten publicly traded asset management companies including Legg Mason:

•	Legg Mason’s organic growth rate for the trailing twelve months ended December 2015 (the first year for which peer data was available at the time the Committee met in April 2016) was 1.4%, exceeding the peer median of 0.7% for that period. Legg Mason’s organic growth rate for fiscal year 2016 was negative 2%, however.

•	Legg Mason’s net income growth (contraction) for the fiscal year of negative 53.7% ranked lowest.

•	Legg Mason’s total stockholder return for the fiscal year of negative 35.9% ranked last for the trailing twelve months ended March 2016.

The Compensation Committee also evaluated the following strategic qualitative factors:

Products	Commercialized nearly 30 funds across three new affiliates; grew Next Generation products by 26%; entered the ETF market with four funds; expanded Retail Alternatives product suite by four funds globally; and commercialized two ESG products globally
Performance	Constituted active boards of directors for all investment affiliates with directors focused long-term growth strategy, sucession management and escalation and resolution of identified issues involving the affiliate
Distribution	Enhanced client engagement (solutions-based selling) across LMGD by establishing the Global Sales Academy and training 28 salespeople across all regions, offering workshops focused on client needs, delivering insights and driving results; and launching predictive analytics for the U.S. and enhancing the international analytics platform
Productivity	Successfully implemented Finance and HR technology platform across Legg Mason and certain affiliates; filled all leadership positions key to the successful implementation and management of all technology initiatives; and continued to implement other core elements of the technology strategy

We believe that a comparison of the compensation amounts (salary plus incentive award) we paid to our named executive officers for fiscal year 2016 with amounts paid by competitor asset management firms supports a conclusion that the compensation paid by Legg Mason is appropriate. The fiscal year 2016 compensation paid to our Chief Executive Officer was reduced by 20%, and ranked below the median when compared to the total compensation paid to chief executive officers at the asset management competitors in the group of nine public company peers which the Committee uses for CEO compensation comparisons. For our other named executive officers, whose compensation is evaluated in comparison to a larger peer group of asset management firms, Legg Mason’s salaries are in the second quartile for one of our named executive officers, third quarter for two named executive officers and bottom quartile for one named executive officer. Total compensation was in the second quartile for two of our named executive officers, third quartile for the named executive officer and bottom quartile for one named executive officer.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory and therefore not binding on Legg Mason. However, we value the opinion of our stockholders and the Board of Directors and the Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that Legg Mason’s stockholders approve, on a non-binding advisory basis, the compensation paid to Legg Mason’s named executive officers, as disclosed in Legg Mason’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and narrative discussion.”

The Board of Directors recommends a vote “FOR” approving the named executive officer compensation as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL 4	RATIFICATION OF THE APPOINTMENT OF LEGG MASON’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit Legg Mason’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP to be our independent registered public accounting firm for the fiscal year ending March 31, 2017. PricewaterhouseCoopers LLP and its predecessor firms have been retained as our independent registered public accounting firm continuously since 1983. The Audit Committee is responsible for approving audit fees associated with the retention of PricewaterhouseCoopers LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its Chairman are directly involved in the selection of PricewaterhouseCoopers LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as Legg Mason’s independent registered public accounting firm is in the best interests of Legg Mason and its stockholders.

The appointment of PricewaterhouseCoopers LLP will be submitted for ratification by our stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We are voluntarily submitting the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to our stockholders for ratification because we believe it is a matter of good corporate practice. If our stockholders do not ratify the appointment, our Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Legg Mason and our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Legg Mason’s independent registered public accounting firm.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for the fiscal years ended March 31, 2016 and March 31, 2015 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2016	2015
Audit Fees(1)	$7,909,000	$7,574,000
Audit-Related Fees(2)	1,567,000	1,406,000
Tax Fees(3)	521,000	92,000
All Other Fees(4)	592,000	717,000
Total Fees	$10,589,000	$9,789,000
Fiscal year 2015 items have been adjusted to reflect payments made in fiscal year 2016.

(1)	Audit fees consisted of fees for the annual audit, including an audit of internal controls over financial reporting and quarterly reviews of our financial statements, services provided for statutory audits of certain subsidiaries and services provided in connection with other statutory or regulatory filings or engagements including consents related to SEC filings.

(2)	Audit-related fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, attest services related to compliance with investment performance standards and fees for reviews of controls related to certain processes at asset management subsidiaries.

(3)	Tax fees consisted primarily of tax advice and assistance for domestic and international matters.

(4)	All other fees included custody audits at certain subsidiaries, as well as subscriptions to professional publications, fund related non-audit services, due diligence reviews and training fees.

Pre-Approval of the Independent Registered Public Accounting Firm Services

The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP. The Chairman of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

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STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

We must receive in writing, at our principal executive offices located at 100 International Drive, Baltimore, Maryland 21202, Attn: Corporate Secretary, any stockholder proposal intended for inclusion in the proxy material for the 2017 Annual Meeting of Stockholders on or before February 15, 2017. The inclusion of any proposal will be subject to applicable rules of the SEC. Under our Bylaws, stockholders who would like to submit proposals for the 2017 Annual Meeting of Stockholders must deliver written notice of the proposal to our Corporate Secretary, at the above address, between January 16, 2017 and February 15, 2017. In the event our 2017 Annual Meeting of Stockholders is held more than 30 days before or after July 27, 2016, notice must be delivered between the 150th day prior to the date of the meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, our executive officers and directors are required to file with the SEC and the NYSE reports of their ownership of our common stock. Based solely on a review of copies of such reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended March 31, 2016 our executive officers and directors complied with the Section 16(a) requirements.

OTHER MATTERS

To the extent that this Proxy Statement is incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement titled “Compensation Committee Report,” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

All descriptions of benefits plans and agreements contained in this Proxy Statement are summaries and are qualified in their entirety by reference to the actual plans or agreements.

For those stockholders who receive the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the 2016 Annual Report are also available at Legg Mason’s website at www.leggmason.com under the “About-Investor Relations” section. In addition, a copy of the 2016 Annual Report will be provided without charge upon the written request of any stockholder to Investor Relations, Legg Mason, 100 International Drive, Baltimore, MD 21202. For directions to the Annual Meeting of Stockholders, please visit our website at: https://www.leggmason.com/en-us/site/contact/driving-directions.html

Our Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matters should come before the Meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

By order of the Board of Directors,

THOMAS C. MERCHANT
Secretary

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LEGG MASON, INC.

1996 EQUITY INCENTIVE PLAN

(As Amended July 27, 1999, July 20, 2004, March 28, 2006, July 19, 2007, October 27, 2008, July 28, 2009, May 24, 2011 and July 26, 2011)

1.	Purpose

The purpose of the Plan is to provide motivation to Key Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Key Employees through the ownership and performance of the Common Stock or Common Stock derivatives of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and/or other incentive awards to Key Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2.	Definitions

2.1     “Award” means any form of stock option, stock appreciation right, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.2     “Award Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

2.3     “Board” means the Board of Directors of the Company.

2.4     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5     “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under paragraph 3 hereof. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be a “disinterested person” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and related Treasury regulations. The Committee shall from time to time designate the Key Employees who shall be eligible for Awards pursuant to this Plan.

2.6     “Common Stock” means common stock, par value $.10 per share, of the Company.

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2.7     “Company” means Legg Mason, Inc.

2.8     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.9     “Fair Market Value” of the Common Stock for any purpose on a particular date means the mean of the high and low sales prices of the Common Stock as reported by the New York Stock Exchange (or other principal registered national securities exchange on which the Common Stock is listed), or, if the Common Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the mean of the high and low sales prices of the Common Stock on the last preceding date on which the Common Stock was traded. If the Common Stock is not listed on any registered national securities exchange or quoted on NASDAQ, then the Fair Market Value of the Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method consistent with Section 409A of the Code and the regulations promulgated thereunder.

2.10     “Key Employee” means officers of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

2.11     “Participant” means any individual to whom an Award has been granted by the Committee under this Plan.

2.12     “Plan” means the Legg Mason, Inc. 1996 Equity Incentive Plan.

2.13     “Stock Award” means an award granted pursuant to paragraph 10 hereof in the form of shares of Common Stock, Common Stock derivatives, restricted shares of Common Stock, and/or Units of Common Stock.

2.14     “Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

2.15     “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

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3.	Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.1 hereof, which the Committee determines are consistent with the Plan’s purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; provided, however, that the Committee may not exercise its authority or discretion in a manner that would cause an Award to violate the provisions of Section 409A of the Code. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. All actions required of the Committee under the Plan shall be made in the Committee’s sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly situated persons. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or to whom Section 162(m) of the Code applies.

4.	Eligibility

Any Key Employee is eligible to become a Participant of the Plan.

5.	Shares Available

The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 41,500,000 (such amount shall be subject to adjustment as provided in paragraph 20 for events occurring after July 26, 2011). Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any one individual during any calendar year shall be 250,000. (Such amount shall be subject to adjustment as provided in paragraph 20.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be

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available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which a stock appreciation right (“SAR”) has been exercised and paid in cash shall again be available for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.	Term

The Plan shall become effective as of April 18, 1996, subject to its approval by the Company’s shareholders at the 1996 Annual Meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company’s shareholders. Awards shall not be granted pursuant to the Plan after April 20, 2019.

7.	Participation

The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

8.	Stock Options

(a) Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

(b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option’s grant.

(c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, to the extent that the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than the Fair Market Value of the Common Stock on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any

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“subsidiary” (within the meaning of section 424(f) of the Code). An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” of the Company (within the meaning of section 424(f) of the Code), unless the purchase price per share is not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

(d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan. Notwithstanding the forgoing, a stock option shall not be entitled to receive or accrue dividends or dividend equivalents; however, once a Participant has exercised a stock option, the Participant will be entitled to any dividends paid or payable to owners of the Common Stock following exercise.

(e) Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

(f) Rule 16b-3 Restrictions. A Participant who is a director or officer subject to Section 16 of the Exchange Act shall be required to exercise stock options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

9.	Stock Appreciation Rights

(a) Grants. Awards may be granted in the form of stock appreciation rights SARs. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. In the case of SARs granted in tandem

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with stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the market value on the date of exercise. No SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(b) Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock on the date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

(c) Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the Freestanding SAR’s grant.

(d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

(e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Notwithstanding the forgoing, a SAR shall not be entitled to receive or accrue dividends or dividend equivalents.

10.	Stock Awards

(a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock or Common Stock derivatives, and may be granted either for consideration or for no consideration, as determined in the sole discretion of the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

(b) Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as

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it deems appropriate, unless the Stock Award is subject to the provisions of paragraph 13 or the Stock Award is subject to the provisions of Section 409A of the Code.

(c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

(d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.	Performance Units

(a) Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

(b) Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

12.	Performance Shares

(a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

(b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

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13.	Provisions Applicable to Section 162(m) Participants

(a) Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of Stock Awards, performance units, or performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), shall be subject to this paragraph 13; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the number or amount of Stock Awards, performance units and performance shares which may be earned for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Stock Awards, performance units or performance shares to be earned by each such Participant for such year or period and (v) the method for computing the amount or number of Stock Awards, performance units or performance shares payable if the performance goals are attained.

The Committee may specify that the amount or number of Stock Awards, performance units and performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of Stock Awards, performance units and performance shares to be earned for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

(b) Performance Criteria. For purposes of this paragraph 13, performance goals shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) future economic value per share of Common Stock, (ii) basic diluted or adjusted earnings per share of Common Stock (either before or after taxes); (iii) growth in earnings per share of Common Stock; (iv) return on average common equity, return on capital or return on equity, (v) net revenue; (vi) operating income or profit; (vii) net income or profit (either before or after taxes); (viii) earnings and/or net income or profit before interest and taxes; (ix) earnings and/or net income or profit before interest, taxes, depreciation and amortization; (x) margins, operating margins, adjusted margins or adjusted operating margins; (xi) return on assets; (xii) net cash provided by operations; (xiii) free cash flow; (xiv) price of Common Stock; (xv) book value per share, (xvi) economic profit; (xvii) economic value; and (xviii) total stockholder return. Such measure(s) shall be subject to adjustment by the Committee, to the extent consistent with Section 162(m) of the Code, (i) to reflect adjustments (including adjustments not under generally accepted accounting principles) made in the computation of the Company’s publicly reported adjusted income, adjusted income per share or adjusted operating margins (or any successor measures publicly reported by the Company at the time the award is issued) and (ii) to remove the effect of (1) restructurings, discontinued operations or extraordinary items, (2) any item of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, (3) the disposal of a segment or a business, or (4) a change in accounting principle or otherwise, (5) incentive compensation

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accrued under the plan for the fiscal year, (6) any charges to compensation expense incurred during the fiscal year resulting from issuing minority equity interests in one or more of the Company’s subsidiaries to their management teams in a one-time restructuring of the employment arrangements with each such management team, and (7) any income, gain, or loss attributable to the business operations of any entity acquired by the Company during the fiscal year or attributable to any transaction during the fiscal year in which a business or company is acquired.

(c) Annual Payment. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this paragraph 13 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant to whom this paragraph applies for a given fiscal year or performance period, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d) Restrictions. Anything in this paragraph 13 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant under the Plan for (i) the fiscal year in which the Plan is approved by the Stockholders of the Company shall equal no more than $2,000,000 and (ii) each subsequent fiscal year shall equal 110 percent of such maximum amount for the preceding fiscal year; provided that the maximum annual amount determined under this paragraph 13 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

(e) Adjustment for Non-Recurring Items, Etc. Notwithstanding anything herein to the contrary, if the Company’s financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretion may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event; provided, however, in the case of a Participant subject to Section 162(m) of the Code, in no event may such discretion be exercised in a manner that would increase the amount payable with respect to an outstanding Award upon attainment of the applicable performance goals. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change. The exercise of any such discretion shall in all events be made in a manner that does not affect the status of an Award as qualified performance based compensation for purposes of Section 162(m) of the Code.

(f) Repeal of Section 162(m). Without further action by the Board, the provisions of this paragraph 13 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

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14.	Loans

To the extent permitted by applicable law, the Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, the exercise of a stock option or the payment of consideration in connection with a Stock Award, which loan may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to such Award or payment (provided that such loan shall not exceed the fair market value of the security subject to such Award or so purchased), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loans or at any time thereafter, including the attainment of a performance goal or goals pursuant to paragraph 13. Any loans authorized by the Committee shall be made and administered in a manner that is consistent with (and does not violate) the provisions of Section 409A of the Code (to the extent applicable).

15.	Payment of Awards

At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, Common Stock derivatives, a combination of any of the foregoing, or any other form of property as the Committee shall determine; provided that, unless otherwise expressly stated in the Award Notice for a specific Award and other than payments for partial shares of Common Stock, all Awards that are stock options, stock settled SARs, Stock Awards (including restricted shares of Common Stock) and performance units or performance shares payable in shares of Common Stock shall be paid in shares of Common Stock or Common Stock derivatives and not cash or any other form of property. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee. To the extent that an Award constitutes deferred compensation under Section 409A of the Code (e.g., because the Award or any portion thereof is payable, transferrable or distributable more than two and one-half months after the close of the calendar year in which the Participant’s rights vest), then such payment, distribution or transfer shall be made in accordance with the provisions of Section 409A of the Code and the Award Notice shall contain provisions that comply with the distribution restrictions contained in Section 409A of the Code (including, in the case of a specified employee, the requirement that any payment made on account of the Participant’s separation from service shall not be made earlier than the first business day of the seventh month following the Participant’s separation from service, or if earlier the date of death of the Participant). Any payment that is delayed in accordance with the foregoing sentence shall be made on the first business day following the expiration of such six (6) month period. The terms “specified employee” and “separation from service” shall have the meaning assigned to such terms under Section 409A of the Code.

16.	Termination of Employment

If a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be

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cancelled or forfeited, as the case may be, unless the Participant’s Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. To the extent applicable, such rules and regulations shall conform to the provisions of Section 409A of the Code and the regulations promulgated thereunder. Notwithstanding the foregoing, and to the extent that an incentive stock option is not treated as a nonqualified stock option by the Committee or under the terms of the Plan, an incentive stock option may not be exercisable more than 90 days after the date the Participant terminates employment for any reason; provided, however, that if the Participant terminates employment because of a disability, the incentive stock option may not be exercised more than one year after the date of such termination. For Participants covered under paragraph 13, with respect to an Award relating to performance periods beginning after January 1, 2009, if a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death or disability, only Awards with respect to which the required performance goals have been attained and certified in accordance with the Award Notice are eligible for payment under this paragraph 16, subject to the otherwise applicable terms of the Plan and the Award Notice.

17.	Dividends and Dividend Equivalents

If an Award is granted in the form of a Stock Award, performance share, or any other stock-based grant (other than a stock option or SAR), the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment (and subject to the provisions of Section 409A of the Code to the extent applicable to the Award), to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. Dividends or dividend equivalents may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares.

18.	Additional Terms Relating to Outstanding Awards

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

19.	Nonassignability

No stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the

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Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

20.	Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

21.	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes; provided that if the Participant is a director or officer who is subject to Section 16 of the Exchange Act, the withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

22.	Noncompetition Provision

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, the right to all dividends and dividend equivalents, and all interest, if any, accrued on

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the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award made under the Plan, or the right to any dividends and dividend equivalents, on a Participant’s compliance with the terms of this paragraph 22 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

23.	Amendments to Awards

Subject to the requirements of paragraph 13, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent (unless such amendment is necessary or advisable, in the opinion of the Committee, to conform to or maintain compliance with any and all applicable statutes, regulations and rules).

24.	Compliance with Law

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the Rule may be amended or replaced, under the Exchange Act.

25.	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

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26.	Amendment

The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without Board and shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 20), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Committee shall not amend the Plan without the approval of the Board or the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, in each case as such provisions may be amended from time to time.

27.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

28.	Code Section 409A

To the extent that Section 409A of the Code applies to any election or payment, distribution or transfer made in connection with an Award, then such election, payment, distribution or transfer made shall be made in conformance with the provisions of Section 409A of the Code, and if the provisions of any such Award are subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Award complying with the applicable provisions of Section 409A of the Code (including, but not limited to the restrictions applicable to specified employees with respect to any payment, distribution or transfer made on account of a Participant’ separation from service).

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ANNUAL MEETING OF STOCKHOLDERS OF

LEGG MASON

GLOBAL ASSET MANAGEMENT

July 26, 2016 at 10:00 am

COMMON

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on July 26, 2016.
The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at
http://www.astproxyportal.com/ast/25493

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

21133300000000000000 0 072616

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board recommends a vote FOR all nominees.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert E. Angelica
- ○ Carol Anthony Davidson
- ○ Barry W. Huff
- ○ Dennis M. Kass
- ○ Cheryl Gordon Krongard
- ○ John V. Murphy
- ○ John H. Myers
- ○ W. Allen Reed
- ○ Margaret Milner Richardson
- ○ Kurt L. Schmoke
- ○ Joseph A. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board recommends a vote FOR the following proposals.

Receipt of notice of the meeting, proxy statement and 2016 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be voted FOR Items 1, 3 and 4.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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0

LEGG MASON
GLOBAL ASSET MANAGEMENT

COMMON

Proxy for Legg Mason, Inc. Annual Meeting of Stockholders, July 26, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON, INC.

IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby appoints Joseph A. Sullivan, Peter H. Nachtwey and Thomas C. Merchant and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 26, 2016, at 10:00 a.m., and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

1.1 14475